                                                                     EXHIBT 4.17


--------------------------------------------------------------------------------

                                CREDIT AGREEMENT


                          dated as of January 26, 1998


                                      among


                                   SONAT INC.,


                             THE BANKS NAMED HEREIN,


                                       and


                            THE CHASE MANHATTAN BANK,
                            as Administrative Agent,


                          MORGAN GUARANTY TRUST COMPANY
                                  OF NEW YORK,
                              as Syndication Agent


                                       and


                             SUNTRUST BANK, ATLANTA,
                             as Documentation Agent

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
                                TABLE OF CONTENTS

Article                                                                            Page
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
I.       LOANS...................................................................    1

              Section 1.01 Syndicated Loans......................................    1
              Section 1.02 Money Market Loans....................................    1
              Section 1.03 Swingline Commitment..................................    4
              Section 1.04 Change of Commitments.................................    5
              Section 1.05 Borrowings of Syndicated Loans........................    6
              Section 1.06 Several Commitments; Remedies Independent.............    8
              Section 1.07 Availability of Funds.................................    8
              Section 1.08 Borrowings of Swingline Loans.........................    8
              Section 1.09 Lending Offices.......................................    9
              Section 1.10 Notes.................................................    9

II.      PAYMENTS, INTEREST AND CERTAIN FEES.....................................   10

              Section 2.01 Repayment of Loans....................................   10
              Section 2.02 Interest..............................................   10
              Section 2.03 Interest Periods......................................   11
              Section 2.04 Prepayments...........................................   11
              Section 2.05 Payments, etc.........................................   12
              Section 2.06 Pro Rata Treatment; Sharing...........................   13
              Section 2.07 Computations..........................................   14
              Section 2.08 Facility Fee..........................................   14
              Section 2.09 Administration Fee....................................   14

III.     PROVISIONS RELATING TO FIXED RATE LOANS.................................   14

              Section 3.01 Additional Costs......................................   14
              Section 3.02 Limitation on Types of Loans..........................   17
              Section 3.03 Illegality............................................   17
              Section 3.04 Treatment of Affected Loans...........................   17
              Section 3.05 Compensation..........................................   18
              Section 3.06 Survival..............................................   18

IV.      CONDITIONS..............................................................   18

              Section 4.01 Conditions to Effectiveness...........................   18
              Section 4.02 Conditions Precedent to Loans.........................   19

V.       COVENANTS...............................................................   20

              Section 5.01 Financial Statements..................................   20

Article                                                                            Page
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
              Section 5.02 Access to Books and Inspection........................   21
              Section 5.03 Litigation............................................   21
              Section 5.04 Maintenance of Existence..............................   21
              Section 5.05 Merger; Sale of Assets................................   21
              Section 5.06 Default; Investment Rating............................   22
              Section 5.07 ERISA.................................................   22
              Section 5.08 Liens.................................................   23
              Section 5.09 Total Indebtedness to Consolidated Capitalization.....   24
              Section 5.10 Certain Existing Credit Lines.........................   24
              Section 5.11 Insurance.............................................   24
              Section 5.12 Maintenance of Properties.............................   24
              Section 5.13 Public Utility Holding Company Act....................   24

VI.      REPRESENTATIONS AND WARRANTIES..........................................   24

              Section 6.01 Corporate Existence and Powers........................   24
              Section 6.02 Corporate Authority, etc..............................   25
              Section 6.03 Financial Condition...................................   25
              Section 6.04 Litigation............................................   25
              Section 6.05 Taxes.................................................   26
              Section 6.06 Approvals.............................................   26
              Section 6.07 ERISA.................................................   26
              Section 6.08 Margin Regulations....................................   26
              Section 6.09 Certain Subsidiaries..................................   26
              Section 6.10 Investment Company Act................................   26
              Section 6.11 Environmental Laws....................................   26

VII.     EVENTS OF DEFAULT.......................................................   27

VIII.    MISCELLANEOUS...........................................................   29

              Section 8.01 Waiver................................................   29
              Section 8.02 Notices and Delivery of Documents.....................   29
              Section 8.03 Governing Law.........................................   29
              Section 8.04 Offsets, etc..........................................   29
              Section 8.05 Disposition of Loans..................................   29
              Section 8.06 Expenses..............................................   30
              Section 8.07 Amendments, Waivers, etc..............................   30
              Section 8.08 Definitions...........................................   31
              Section 8.09 Successors and Assigns................................   31
              Section 8.10 Counterparts..........................................   32

IX. THE AGENTS...................................................................   32

              Section 9.01 Appointment, Power and Immunities.....................   32

Article                                                                            Page
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
              Section 9.02 Reliance by Agents....................................   33
              Section 9.03 Default...............................................   33
              Section 9.04 Rights as a Lender....................................   33
              Section 9.05 Indemnification.......................................   34
              Section 9.06 Reports...............................................   34
              Section 9.07 Non-Reliance on Agents and Other Banks................   34
              Section 9.08 Failure to Act........................................   35
              Section 9.09 Resignation or Removal of Agents......................   35
              Section 9.10 Documentation Agent...................................   35


SCHEDULE 1                 Definitions
SCHEDULE 2                 Lending Offices and/or Addresses for Notices
SCHEDULE 3                 Commitments

EXHIBIT A-1                Form of Note for Syndicated Loans
EXHIBIT A-2                Form of Note for Money Market Loans
EXHIBIT A-3                Form of Note for Swingline Loans
EXHIBIT B                  Form of Opinion of Counsel to the Company
EXHIBIT C                  Form of Opinion of Special New York
                           Counsel to the Banks
EXHIBIT D                  Form of Money Market Quote Request
EXHIBIT E                  Form of Money Market Quote

                  CREDIT AGREEMENT dated as of January 26, 1998 among SONAT INC., a Delaware corporation (the "Company"); the undersigned banks (each herein called a "Bank"); and THE CHASE MANHATTAN BANK, as Administrative Agent, MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Syndication Agent and SUNTRUST BANK, ATLANTA, as Documentation Agent (in such capacities, each such agent being herein called an "Agent" and collectively the "Agents").

                  The Company has requested the Banks to extend credit to the Company for the general corporate purposes of the Company. The Banks are prepared to do so on the terms hereof.

                  Accordingly, the Company, each Bank and the Agents hereby agree as follows:

                  I. LOANS

                  Section 1.01 Syndicated Loans. Each Bank severally agrees, on the terms of this Agreement, to make loans to the Company in Dollars during the period from and including the date hereof to but not including the Commitment Termination Date in an aggregate principal amount at any one time outstanding up to but not exceeding the amount of such Bank's Commitment as then in effect. Subject to the terms of this Agreement, during such period the Company may borrow, repay and reborrow the amount of the Commitments; provided that the sum of (i) the aggregate principal amount of all Money Market Loans, plus (ii) the aggregate principal amount of all Syndicated Loans plus (iii) the aggregate principal amount of all Swingline Loans, at any one time outstanding shall not exceed the aggregate amount of the Commitments at such time except that, notwithstanding the foregoing, Money Market Loans outstanding at the time of any termination or reduction of the Commitments pursuant to Section 1.04 hereof need not be prepaid on account of this proviso.

                  Section 1.02 Money Market Loans.

                  (a) In addition to borrowings of Syndicated Loans, the Company may, as set forth in this Section 1.02, request the Banks to make offers to make Money Market Loans to the Company in Dollars. The Banks may, but shall have no obligation to, make such offers and the Company may, but shall have no obligation to, accept any such offers in the manner set forth in this Section
1.02. Money Market Loans shall be Set Rate Loans, provided that:

                           (i) there may be no more than fifteen different Interest Periods for both Syndicated Loans (other than Domestic Loans) and Money Market Loans outstanding at the same time (for which purpose Interest Periods described in different lettered clauses of the definition of the term "Interest Period" in Section 2.03 hereof shall be deemed to be different Interest Periods even if they are coterminous); and

                           (ii) the sum of (x) aggregate principal amount of all Money Market Loans, plus (y) the aggregate principal amount of all Syndicated Loans plus (z) the aggregate principal amount of all Swingline Loans, at any one time outstanding shall not exceed the aggregate amount of the Commitments at such time except that, notwithstanding the foregoing, Money Market Loans outstanding at the time of any termination or reduction of the Commitments pursuant to
         Section 1.04 hereof need not be prepaid on account of this proviso.

                  (b) When the Company wishes to request offers to make Money Market Loans, it shall give each Bank notice (a "Money Market Quote Request") so as to be received no later than 11:00 a.m. New York time on the Business Day next preceding the date of borrowing proposed therein or such other time and date as the Company and the Majority Banks may agree. The Company may request offers to make Money Market Loans for up to three different Interest Periods in a single notice (for which purpose Interest Periods in different lettered clauses of the definition of the term "Interest Period" shall be deemed to be different Interest Periods even if they are coterminous); provided that the request for each separate Interest Period shall be deemed to be a separate Money Market Quote Request for a separate borrowing (a "Money Market Borrowing"). Each such notice shall be substantially in the form of Exhibit D hereto and shall specify as to each Money Market Borrowing:

                           (i) the proposed date of such borrowing, which shall be a Business Day;

                           (ii) the aggregate amount of such Money Market Borrowing, which shall be at least $25,000,000 (or in larger multiples of $5,000,000) but shall not cause the limits specified in Section 1.02 hereof to be violated (without giving effect to any other Money Market Borrowing subject to a simultaneous Money Market Quote Request);

                           (iii)    the duration of the Interest Period
         applicable thereto; and

                           (iv) the date on which the Money Market Quotes are to be submitted if it is before the proposed date of borrowing (the date on which such Money Market Quotes are to be submitted is called the "Quotation Date").

Except as otherwise provided in this Section 1.02, no Money Market Quote Request shall be given within five Business Days (or such other number of days as the Company and the Majority Banks may agree) of any other Money Market Quote Request.

                  (c)      (i)      Each Bank may submit one or more Money
Market Quotes, each containing an offer to make a Money Market Loan in response to any Money Market Quote Request; provided that, if the Company's request under
Section 1.02(b) hereof specified more than one Interest Period, such Bank may make a single submission containing one or more Money Market Quotes for each such Interest Period. Each Money Market Quote must be submitted to the Company not later than 10:00 a.m. New York time on the Quotation Date or such other time and date as the Company and the Majority Banks may agree. Subject to Section 3.02(b), Section 3.03, Section 4.02 and Article VII hereof, any Money Market Quote so made shall be irrevocable except with the written consent of the Company.

                           (ii)     Each Money Market Quote shall be
         substantially in the form of Exhibit E hereto and shall specify:

                           (A) the proposed date of borrowing and the Interest
                  Period therefor;

                           (B) the principal amount of the Money Market Loan for
                  which each such offer is being made, which principal amount shall be at least $5,000,000 or a larger multiple of $1,000,000; provided that the aggregate principal amount of all Money Market Loans for which a Bank submits Money Market Quotes (x) may be greater or less than the Commitment of such Bank but (y) may not exceed the principal amount of the Money Market Borrowing for a particular Interest Period for which offers were requested;

                           (C) the rate of interest per annum (rounded upwards,
                  if necessary, to the nearest 1/10,000th of 1%) offered for each Money Market Loan (the "Money Market Rate"); and

                           (D) the identity of the quoting Bank.

Unless otherwise agreed by the Company, no Money Market Quote shall contain qualifying, conditional or similar language or propose terms other than or in addition to those set forth in the applicable Money Market Quote Request and, in particular, no Money Market Quote may be conditioned upon acceptance by the Company of all (or some specified minimum) of the principal amount of the Money Market Loan for which such Money Market Quote is being made.

                  (d) Not later than 11:30 a.m. New York time on the Quotation Date or such other time and date as the Company and the Majority Banks may agree, the Company shall notify each Bank of its acceptance or nonacceptance of the offers so notified to it pursuant to Section 1.02(c)(i) hereof (and the failure of the Company to give such notice by such time shall constitute nonacceptance). In the case of acceptance, such notice shall specify the aggregate principal amount of offers for each Interest Period that are accepted. The Company may accept any Money Market Quote in whole or in part (provided that any Money Market Quote accepted in part shall be at least $5,000,000 or in larger multiples of $1,000,000); provided that:

                           (i) the aggregate principal amount of each Money Market Borrowing may not exceed the applicable amount set forth in the related Money Market Quote Request;

                           (ii) the aggregate principal amount of each Money Market Borrowing shall be at least $25,000,000 (or in larger multiples of $5,000,000) but shall not cause the limits specified in Section 1.02 hereof to be violated;

                        (iii) acceptance of offers may be made only in ascending order of Money Market Rates, in each case commencing with the lowest rate so offered; and

                           (iv) the Company may not accept any offer that fails to comply with Section 1.02(c)(ii) hereof or otherwise fails to comply with the requirements of this Agreement (including, without limitation, Section 1.02(a) hereof).

If offers are made by two or more Banks with the same Money Market Rates for a greater aggregate principal amount than the amount in respect of which offers are accepted for the related Interest Period, the principal amount of Money Market Loans in respect of which such offers are accepted shall be allocated by the Company among such Banks as nearly as possible (in multiples of $1,000,000) in proportion to the aggregate principal amount of such offers. Determinations by the Company of the amounts of Money Market Loans shall be conclusive in the absence of manifest error. Promptly after the acceptance by the Company of any Money Market Quote, the Company shall give Chase notice of the principal amount of each Money Market Loan to be made pursuant to such Money Market Quote, the rate of interest per annum and the duration of the Interest Period applicable thereto and the name of the Bank making such Loan.

                  (f) Any Bank whose offer to make any Money Market Loan has been accepted shall, not later than 1:00 p.m. New York time on the date specified for the making of such Loan, make the amount of such Loan available to Chase at account number 323-506909 maintained by Chase with The Chase Manhattan Bank at its Principal Office in immediately available funds, for account of the Company. The amount so received by Chase shall, subject to the terms and conditions of this Agreement, be made available to the Company on such date by depositing the same, in immediately available funds, in an account of the Company maintained with The Chase Manhattan Bank at its Principal Office designated by the Company.

                  (g) The amount of any Money Market Loan made by any Bank shall not constitute a utilization of such Bank's Commitment.

                  Section 1.03 Swingline Commitment. Subject to the terms and conditions hereof, the Swingline Bank agrees to make a portion of the credit otherwise available to the Company under the Commitments by making swingline loans ("Swingline Loans") in Dollars to the Company during the period from and including the date hereof to but not including the Commitment Termination Date; provided that (a) the aggregate principal amount of Swingline Loans outstanding at any time shall not exceed the Swingline Commitment then in effect, (b) the aggregate principal amount of Swingline Loans plus the aggregate principal amount of Syndicated Loans made by the Swingline Bank outstanding at any time shall not exceed the Swingline Bank's Commitment then in effect, and (c) the Company shall not request, and the Swingline Bank shall not make, any Swingline Loan if, after giving effect to the making of such Swingline Loan, the sum of
(i) the aggregate principal amount of all Money Market Loans, plus (ii) the aggregate principal amount of all Syndicated Loans plus (iii) the aggregate principal amount of all Swingline Loans, at any one time outstanding shall exceed the aggregate amount of the Commitments at such time except that, notwithstanding the foregoing, Money Market Loans outstanding at the time of any termination or reduction of the Commitments pursuant to Section 1.04 hereof need not be prepaid on account of this proviso. During such period, the Company may use the Swingline Commitment by borrowing, repaying and reborrowing, all in accordance with the terms and conditions hereof.

                  Section 1.04 Change of Commitments.

                  (a) The Company shall have the right at any time or from time to time upon not less than three Business Days' prior notice to Chase (specifying the date and the aggregate amount of each such reduction or termination) to terminate in whole, or to reduce in part, (i) the aggregate unused amount of the Commitments (and, in accordance with Section 1.02(g) hereof, outstanding Money Market Loans shall not constitute a utilization of the Commitments) and/or (ii) the aggregate unused amount of the Swingline Commitment. Each such reduction of the Commitments shall be in an aggregate amount of at least $25,000,000 and a multiple of $1,000,000 and each such reduction of the Swingline Commitment shall be in an aggregate amount of at least $5,000,000 and a multiple of $1,000,000. Chase shall promptly notify each Bank of its proportionate share and the date of each such reduction.

                  (b) If either (i) during any period of 12 consecutive months, individuals who were directors of the Company at the beginning of such period cease to constitute a majority of the board of directors of the Company (except for changes due to the retirement or death of any such individuals) or (ii) any Person (or group of Persons which has an agreement, arrangement or understanding for the purpose of acquiring the shares of the Company) shall acquire, directly or indirectly, beneficial ownership or control of more than 50% of the then outstanding voting shares of the Company (either such event being hereinafter referred to as a "Change in Control"), then each Bank (through Chase) may, by notice to the Company not later than the date 20 Business Days after the Company shall have notified the Agents of any such Change in Control, reduce the Commitment of such Bank in an amount equal to the unused amount of such Bank's Commitment (and, in accordance with Section 1.02(g) hereof, outstanding Money Market Loans shall not constitute a utilization of such Bank's Commitment) and the Swingline Bank, by such notice, may reduce the Swingline Commitment in an amount equal to the unused amount thereof. The Company agrees, as soon as it shall become known to one of its senior officers, to notify the Agents of any such Change in Control (and Chase shall promptly notify the Banks thereof), but the failure to so notify shall not preclude any Bank from reducing the unused amount of such Bank's Commitment as aforesaid.

                  (c) Provided that no Default shall have occurred and be continuing, the Company may at any time terminate the Commitment of any Bank (and, in the case of the Swingline Bank, the Swingline Commitment) that has claimed any compensation under Section 3.01(a) or Section 3.01(c) hereof at any time during the preceding one-month period, in whole but not in part, by (i) giving Chase (which shall promptly notify such Bank) not less than five Business Days' prior notice thereof, which notice shall be irrevocable and effective only upon receipt by Chase and shall specify the identity of such Bank and the effective date of such termination, and (ii) paying to such Bank (and there shall become due and payable) on such date the outstanding principal amount of all Loans made by such Bank, interest on such principal amount accrued to such date, any amounts payable to such Bank pursuant to Article III hereof in connection therewith and all other amounts owing to such Bank by the Company hereunder (provided that the obligations of the Company under Article III and Section 8.06 hereof to such Bank shall survive such termination).

                  (d) Provided that no Default shall have occurred and be continuing, the Company may at any time replace any Bank that has claimed any compensation under Section 3.01(a) or Section 3.01(c) hereof at any time during the preceding one-month period, in whole but not in part, by giving Chase not less than five Business Days' prior notice (and Chase shall promptly notify such Bank), that it intends to replace such Bank with one or more banks (which may include any other Bank under this Agreement) selected by the Company and acceptable to Chase (which shall not unreasonably withhold its consent). Any such replacement shall be accomplished pursuant to documentation in form and substance satisfactory to Chase. Upon the effective date of any replacement under this Section 1.04(d) (and as a condition thereto), the Company shall repay to the Bank being replaced the principal of and interest on each Loan then outstanding from such Bank together with all other amounts owing to such Bank hereunder and such replacement bank (or banks, as the case may be) shall make a loan (or loans) to the Company in the (aggregate) principal amount of each such Loan so repaid which loan (or loans) shall be of the same type and have the same maturity and interest rate as the respective Loan so repaid), whereupon such replacement bank (or banks) shall become a "Bank" (or "Banks") for all purposes of this Agreement having a Commitment (or Commitments in the aggregate) (and, in the case of the Swingline Bank, the Swingline Commitment) in the amount of such Bank being replaced and such loan (or loans) shall be deemed a Loan (or Loans) hereunder.

                  (e) The Swingline Bank may terminate in its sole discretion the Swingline Commitment by giving the Company written notice thereof at least 30 days in advance of the date of such termination.

                  (f) The Commitments (and, in the case of the Swingline Bank, the Swingline Commitment) once terminated or reduced may not be reinstated, except that the Swingline Commitment may be reinstated by agreement of the Swingline Bank and the Company.

                  Section 1.05 Borrowings of Syndicated Loans.

                  (a) Each Syndicated Loan shall be either a Domestic Loan or Eurodollar Loan. Syndicated Loans on the occasion of any borrowing thereof hereunder may be Domestic Loans or Eurodollar Loans (each a "type" of Loan) or any combination thereof; provided that there may be no more than ten Interest Periods for Eurodollar Loans outstanding at the same time; and provided, further, that there may be no more than fifteen different Interest Periods for both Eurodollar Loans and Money Market Loans outstanding at the same time (for which purpose Interest Periods described in different lettered clauses of the definition of the term "Interest Period" in Section 2.03 hereof shall be deemed to be different Interest Periods even if they are coterminous).

                  (b) The Company shall give Chase (which shall promptly notify the Banks) notice of each borrowing hereunder of Syndicated Loans, which notice shall be irrevocable and effective only upon receipt by Chase, shall specify with respect to the Syndicated Loans to be borrowed (i) the aggregate amount (which shall be at least $10,000,000 or a multiple of

$1,000,000 in excess thereof), (ii) the type or types of Loans to be borrowed and the aggregate amount of each type, (iii) the date of such borrowing (which shall be a Business Day), and (iv) (in the case of Eurodollar Loans) the duration of the Interest Period therefor and shall be given not later than 11:00 a.m. New York time, in the case of Domestic Loans, on the same day as the date of such borrowing and, in the case of Eurodollar Loans, on the day which is not less than three Business Days prior to the date of such borrowing.

                  (c) If at any time during which Syndicated Loans are outstanding under this Agreement the Company shall fail to give a notice of the type referred to in Section 1.05(b) or otherwise to advise Chase in writing by 11:00 a.m. New York time on the day which is not less than one Business Day prior to the maturity date of any such Syndicated Loans that it does not intend to reborrow an amount at least equal to the aggregate amount of such Syndicated Loans (or, if less, the aggregate amount of the Commitments) on such maturity date, the Company shall be deemed to have given on such first Business Day preceding such maturity date a notice of borrowing hereunder for Domestic Loans to be made on such date in an amount equal to the lesser of (i) the aggregate principal amount of the Syndicated Loans which are maturing on such date or (ii) the aggregate amount of the Commitments to be outstanding on such date (after giving effect to any reductions of the Commitments to be effected on such date), and Chase shall notify the Banks of such borrowing.

                  (d) Subject to Chase's receipt or deemed receipt of a notice of borrowing as provided in Section 1.05(b) or Section 1.05(c) hereof and to Chase's receipt of notice from the Swingline Bank of the outstanding principal amount of the Swingline Loans as of the Swingline Business Day next preceding the date of such notice of borrowing, Chase shall give each Bank not less than three Business Days' prior notice (with respect to each borrowing of Eurodollar Loans) or same-day notice by noon (with respect to each borrowing of Domestic Loans), as the case may be, of each such borrowing specifying (i) the aggregate amount to be borrowed, (ii) the date of borrowing, (iii) the type or types of Loans to be borrowed, (iv) in the case of any Fixed Rate Loans to be borrowed, the duration of the Interest Period therefor and (v) such Bank's pro rata portion thereof. Each Bank's (other than the Swingline Bank's) pro rata portion of each Syndicated Loan shall equal a fraction, the numerator of which shall be the amount of such Bank's Commitment as of the date the notice of borrowing is given for such Syndicated Loan and the denominator of which shall be (i) the aggregate Commitments of all Banks as of the date such notice of borrowing is given minus (ii) the outstanding principal amount of the Swingline Loans as of the next preceding Swingline Business Day. The Swingline Bank's pro rata portion of each Syndicated Loan shall equal a fraction, the numerator of which shall be
(i) the amount of the Swingline Bank's Commitment as of the date the notice of borrowing is given with respect to such Syndicated Loan minus (ii) the outstanding principal amount of the Swingline Loans as of the next preceding Swingline Business Day and the denominator of which shall be (i) the aggregate Commitment of all Banks as of the date such notice of borrowing is given minus
(ii) the outstanding principal amount of the Swingline Loans as of the next preceding Swingline Business Day. From and including the date that notice of a borrowing of a Syndicated Loan is given to but excluding the date that such Syndicated Loan is made, the principal amount of such Syndicated Loan required to be made by the Swingline Bank shall be deemed to be outstanding for purposes of clause (b) of Section 1.03.

                  (e) Not later than 1:00 p.m. New York time on the date specified for each borrowing of Syndicated Loans, each Bank shall make available to Chase, at account number 323-506909 maintained by The Chase Manhattan Bank at its Principal Office in immediately available funds the amount of the Syndicated Loan or Syndicated Loans to be made by it on such date, for account of the Company. The amount so received by Chase shall, subject to the terms and conditions of this Agreement, be made available to the Company on such date by depositing the same, in immediately available funds, in an account of the Company maintained with The Chase Manhattan Bank at its Principal Office designated by the Company. If any Bank shall (i) be obligated but fail to make available the amount of the Syndicated Loan to be made by it on the date specified for a borrowing hereunder and (ii) have any Syndicated Loans which are maturing on such date, such maturing Syndicated Loans shall automatically be extended in an amount equal to (but not in excess of) the amount of the Syndicated Loan to be made and in the type and for the Interest Period of such Loan to be made (and such Loan which would otherwise mature on such date shall not be considered to be past due hereunder).

                  Section 1.06 Several Commitments; Remedies Independent. The failure of any Bank to make any Loan to be made by it shall not relieve any other Bank of its obligation to make its Loan on such date, but neither any other Bank nor any Agent shall be responsible for such failure. The amounts payable at any time by the Company hereunder and under the Notes to each Bank shall be a separate and independent debt and each Bank shall be entitled to protect and enforce its rights arising out of this Agreement and the Notes, and it shall not be necessary for any other Bank or any Agent to consent to, or to be joined as an additional party in, any proceedings for such purposes.

                  Section 1.07 Availability of Funds. Unless Chase shall have been notified by a Bank prior to the date of any borrowing hereunder that such Bank does not intend to make available to Chase such Bank's Loans to be made on such day, Chase may assume that such Bank has made the amount of such Loans to be made available to Chase on such date and Chase may in reliance upon such assumption (but shall not be required to) make available to the Company a corresponding amount. If such proceeds are not in fact made available to Chase by such Bank, Chase shall be entitled to recover such corresponding amount on demand from such Bank (or, if such Bank fails to pay such corresponding amount forthwith upon such demand, from the Company) together with interest thereon in respect of each day during the period commencing on the date such corresponding amount was made available to the Company and ending on (but excluding) the date Chase recovers such corresponding amount at a rate per annum equal to the Federal Funds Rate for such day (or if such day is not a Business Day, the next preceding Business Day).

                  Section 1.08 Borrowings of Swingline Loans. (a) If on any Swingline Business Day prior to the Commitment Termination Date the aggregate disbursements authorized by the Company and made from the Swingline Account exceed the aggregate cash on hand and deposits received in the Swingline Account on such Swingline Business Day, the Swingline Bank shall make a Swingline Loan to the Company in an amount equal to such excess (subject to the provisions of Section 1.03 hereof), unless otherwise instructed by the Company. Each Swingline Loan shall be credited to the Swingline Account as of the date made. The outstanding Swingline

Loans shall bear interest at such rate per annum as the Company and the Swingline Bank shall agree. Accrued interest on the outstanding Swingline Loans shall be paid on each date on which the outstanding Swingline Loans are paid in full and on the first Swingline Business Day of each month if there are any outstanding Swingline Loans on the Swingline Business Day next preceding such day. The Company shall have the right to prepay the outstanding Swingline Loans, in whole or in part, at any time. All payments with respect to Swingline Loans shall be made at the Lending Office of the Swingline Bank. Upon request of the Company made on any Swingline Business Day, the Swingline Bank shall give Chase notice as promptly as practicable but in any event by no later than 11:00 a.m. New York time on the next Swingline Business Day of the outstanding principal amount of the Swingline Loans as of the close of business on the Swingline Business Day next preceding the date that such notice is given to Chase.

                  (b) In the case of any of the Events of Default specified in paragraphs A through I of Article VII hereof, (i) the Swingline Bank may, by notice to the Company, terminate the Swingline Commitment hereunder and it shall thereupon terminate, and (ii) the Swingline Bank may, by notice to the Company, declare the outstanding Swingline Loans and Swingline Note and all other obligations of the Company thereunder to be due and payable, whereupon the same shall become forthwith due and payable, without further protest, presentment, notice or demand, all of which are expressly waived by the Company. In case of any of the Events of Default specified in paragraph J or K of Article VII hereof, without any notice to the Company or any act by the Swingline Bank, the Swingline Commitment hereunder shall terminate forthwith and the principal of and interest accrued on the outstanding Swingline Loans and the Swingline Note and all other obligations of the Company thereunder shall become and be due and payable.

                  Section 1.09 Lending Offices. The Loans of each type made by each Bank shall be made and maintained at such Bank's Applicable Lending Office for Loans of such type.

                  Section 1.10 Notes.

                  (a) The Syndicated Loans made by each Bank shall be evidenced by a single promissory note (a "Syndicated Note") of the Company substantially in the form of Exhibit A-1 hereto, dated the Effective Date, payable to such Bank in a principal amount equal to the amount of its Commitment as originally in effect and otherwise duly completed. The date, amount, type, interest rate and maturity date of each Syndicated Loan made by each Bank to the Company, and each payment made on account of the principal thereof, shall be recorded by such Bank on its books and, prior to any transfer of such Note held by it, endorsed by such Bank on the schedule attached to such Note or any continuation thereof. The failure of any Bank to make any notation or entry or any error in such a notation or entry shall not, however, limit or otherwise affect any obligation of the Company under this Agreement or the Notes.

                  (b) The Money Market Loans made by any Bank shall be evidenced by a single promissory note (a "Money Market Note") of the Company substantially in the form of Exhibit A-2 hereto, dated the date of the delivery of such Note to Chase under this Agreement, payable to such Bank and otherwise duly completed. The date, amount, interest rate and maturity date of each Money Market Loan made by each Bank to the Company, and each payment made on account of the principal thereof, shall be recorded by such Bank on its books and, prior to any transfer of such Note held by it, endorsed by such Bank on the schedule attached to such Note or any continuation thereof. The failure of any Bank to make any notation or entry or any error in such a notation or entry shall not, however, limit or otherwise affect any obligation of the Company under this Agreement or the Notes.

                  (c) The Loans made by the Swingline Bank shall be evidenced by a single promissory note (a "Swingline Note") of the Company substantially in the form of Exhibit A-3 hereto, dated the Effective Date, payable to the Swingline Bank in a principal amount equal to the amount of the Swingline Commitment as originally in effect and otherwise duly completed. The date, amount, type, interest rate and maturity date of each Swingline Loan made by the Swingline Bank to the Company, and each payment made on account of the principal thereof, shall be recorded by the Swingline Bank on its books and, prior to any transfer of such Note held by it, endorsed by the Swingline Bank on the schedule attached to such Note or any continuation thereof. The failure of the Swingline Bank to make any notation or entry or any error in such a notation or entry shall not, however, limit or otherwise affect any obligation of the Company under this Agreement or the Notes.

                  II. PAYMENTS, INTEREST AND CERTAIN FEES

                  Section 2.01 Repayment of Loans. The Company hereby promises to pay to Chase for account of each Bank, the principal amount of each Loan made by such Bank (except for the Swingline Loan, as to which payments shall be made to the Swingline Bank pursuant to Section 1.08), and such Loan shall mature, on the last day of the Interest Period therefor.

                  Section 2.02 Interest. The Company hereby promises to pay to Chase for account of each Bank, interest on the unpaid principal amount of each Loan made by such Bank (except for the Swingline Loans, as to which payments shall be made to the Swingline Bank pursuant to Section 1.08) for the period from and including the date of such Loan to but excluding the date such Loan shall be paid in full, at the following rates per annum:

                  (a) if such Loan is a Domestic Loan, the Base Rate (as in effect from time to time) plus the Applicable Margin (if any);

                  (b) if such Loan is a Eurodollar Loan, the Fixed Rate for such Loan for the Interest Period for such Loan plus the Applicable Margin (as in effect from time to time during the Interest Period for such Loan); and

                  (c) if such Loan is a Set Rate Loan, the Money Market Rate for such Loan for the Interest Period therefor quoted by the Bank making such Loan and accepted by the Company in accordance with Section 1.02 hereof.

Notwithstanding the foregoing, the Company hereby promises to pay to Chase for account of each Bank, interest at the applicable Post-Default Rate on any principal of any Loan made by such Bank, and on any other amount payable by the Company hereunder or under the Notes held by such Bank to or for account of such Bank, which shall not be paid in full when due (whether at stated maturity, by acceleration or otherwise), for the period from and including the due date thereof to but excluding the date the same is paid in full. Accrued interest on each Loan shall be payable on each Interest Payment Date for such Loan, except that interest payable at the Post-Default Rate shall be payable from time to time on demand and interest on any Eurodollar Loan that is converted into a Domestic Loan (pursuant to Section
3.04 hereof) shall be payable on the date of conversion (but only to the extent so converted). Promptly after the determination of any interest rate provided for herein or any change therein, Chase shall give notice thereof to the Banks, to which such interest is payable and to the Company.

                  Section 2.03 Interest Periods. As used in this Agreement, "Interest Period" shall mean:

                  (a) With respect to any Eurodollar Loan, the period commencing on the date such Eurodollar Loan is made and ending on the numerically corresponding day in the first, second, third or sixth calendar month thereafter, as the Company may select as provided in Section 1.05(b) hereof, except that each Interest Period which commences on the last Business Day of a calendar month (or on any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Business Day of the appropriate subsequent calendar month;

                  (b) With respect to any Domestic Loan, the period commencing on the date such Domestic Loan is made and ending on the date such Loan is repaid;

                  (c) With respect to any Set Rate Loan, the period commencing on the date such Set Rate Loan is made and ending on any Business Day up to 180 days thereafter, as the Company may select as provided in
         Section 1.02(b) hereof; and

                  (d) With respect to a Swingline Loan, the period commencing on the Swingline Business Day on which such Swingline Loan is made and ending on the date such Swingline Loan is repaid.

Notwithstanding the foregoing: (i) no Interest Period may commence before and end after the Commitment Termination Date; (ii) each Interest Period which would otherwise end on a day which is not a Business Day shall end on the next succeeding Business Day (or, in the case of an Interest Period for Eurodollar Loans, if such next succeeding Business Day falls in the next succeeding calendar month, on the next preceding Business Day); and (iii) notwithstanding clause (i) above, no Interest Period for any Eurodollar Loans shall have a duration of less than one month and, if the Interest Period for any Eurodollar Loans would otherwise be a shorter period, such Loans shall not be available hereunder.

                  Section 2.04 Prepayments. (a) The Company shall have the right, at any time or from time to time, to prepay Syndicated Loans in whole or in part, provided that (i) the Company shall give Chase notice of each such prepayment not less than three Business Days' prior to the date of such prepayment (which notice shall be effective upon receipt), (ii) each partial prepayment shall be in an aggregate principal amount which is at least $1,000,000 or a multiple thereof, (iii) interest on the principal prepaid, accrued to the prepayment date, shall be paid on the prepayment date and (iv) in the case of prepayment of a Eurodollar Loan other than on the last day of the Interest Period applicable thereto, the Company shall pay compensation, if any, due in accordance with Section 3.05(a) with respect thereto. The Company may not prepay any Money Market Loans. Notwithstanding the foregoing, upon not less than four Business Days' prior notice (which shall be effective upon receipt) the Company may simultaneously prepay all Loans then outstanding hereunder and terminate in whole the Commitments (in which case interest on the principal prepaid, accrued to the prepayment date, together with all other amounts owing hereunder, including without limitation under Section 3.05, shall be paid on such prepayment date).

                  (b) If, after giving effect to any termination or reduction of the Commitment of any Bank pursuant to Section 1.04(a) or (b) hereof, the outstanding aggregate principal amount of the Syndicated Loans held by such Bank exceeds the amount of such Bank's Commitment, the Company shall prepay or pay such Syndicated Loans (of a type to be designated by the Company by notice to Chase not less than four Business Days prior to the date of such termination or reduction and, failing such notice, such prepayment or repayment shall be applied, first, to the outstanding Domestic Loans and, next, to the extent necessary, to the outstanding Fixed Rate Loans with the fewest number of days remaining in the Interest Periods therefor on such termination or reduction date) in an aggregate principal amount equal to such excess, together with interest thereon accrued to the date of such prepayment or payment and any other amounts payable pursuant to Section 3.05 hereof in connection therewith.

                  Section 2.05 Payments, etc.

                  (a) Except to the extent otherwise provided herein, all payments of principal, interest and other amounts to be made by the Company under this Agreement and the Notes shall be made in Dollars, in immediately available funds, without deduction, set-off or counterclaim, to Chase at its Principal Office, not later than 11:00 a.m. New York time on the date on which such payment shall become due; provided that, if a new Loan is to be made by any Bank on a date the Company is to repay any principal of an outstanding Loan of such Bank, such Bank shall apply the proceeds of such new Loan to the payment of the principal to be repaid and only an amount equal to the difference (if any) between the principal to be borrowed and the principal to be repaid shall be made available by such Bank to Chase as provided in Section 1.02 or Section 1.05 hereof (if such principal to be borrowed exceeds such principal to be repaid) or paid by the Company to Chase pursuant to this Section 2.05 (if such principal to be repaid exceeds such principal to be borrowed).

                  (b) Each payment received by Chase under this Agreement or any Note for account of a Bank shall be paid promptly to such Bank, in immediately available funds, for account of such Bank's Applicable Lending Office for the Loan in respect of which such payment is made.

                  (c) If the due date of any payment under this Agreement or any Note would otherwise fall on a day which is not a Business Day (or, in the case of any Swingline Loan or Swingline Note, a Swingline Business Day) such date shall be extended to the next succeeding

Business Day (or, in the case of any Swingline Loan or Swingline Note, the next succeeding Swingline Business Day) and interest shall be payable for any principal so extended for the period of such extension.

                  Section 2.06 Pro Rata Treatment; Sharing.

                  (a) Except to the extent otherwise provided herein: (i) each borrowing from the Banks under Section 1.01 hereof shall be made from the Banks and each termination or reduction of the amount of the Commitments under Section
1.04 hereof shall be applied to the Commitments of the Banks, pro rata according to the amounts of their respective Commitments; (ii) each payment of principal of Syndicated Loans by the Company shall be made for account of the Banks pro rata in accordance with the respective unpaid principal amounts of the Syndicated Loans held by the Banks; and (iii) each payment of interest on Syndicated Loans by the Company shall be made for account of the Banks pro rata in accordance with the amounts of interest on Syndicated Loans due and payable to the respective Banks.

                  (b) If any Bank shall obtain payment of any principal of or interest on any Loan made by it to the Company under this Agreement through the exercise of any right of set-off, banker's lien or counterclaim or similar right or otherwise, and, as a result of such payment, such Bank shall have received a greater percentage of the principal or interest then due to such Bank hereunder than the percentage received by any other Banks, it shall promptly purchase from such other Banks participations in (or, if and to the extent specified by such Bank, direct interests in) the Loans made by such other Banks (or in interest due thereon, as the case may be) in such amounts, and make such other adjustments from time to time as shall be equitable, to the end that all the Banks shall share the benefit of such excess payment (net of any expenses which may be incurred by such Bank in obtaining or preserving such excess payment) pro rata in accordance with the unpaid principal of and/or interest on the Loans held by each of the Banks before giving effect to such payment. To such end all the Banks shall make appropriate adjustments among themselves (by the resale of participations sold or otherwise) if such payment is rescinded or must otherwise be restored.

                  (c) The Company agrees that any Bank so purchasing a participation (or direct interest) in the Loans made by other Banks (or in interest due thereon, as the case may be) may exercise all rights of set-off, bankers' lien, counterclaim or similar rights with respect to such participation as fully as if such Bank were a direct holder of Loans in the amount of such participation.

                  (d) Nothing contained herein shall require any Bank to exercise any such right or shall affect the right of any Bank to exercise, and retain the benefits of exercising, any such right with respect to any other indebtedness or obligation of the Company.

                  (e) If, under any applicable bankruptcy, insolvency or other similar law, any Bank receives a secured claim in lieu of a set-off to which this Section 2.06 applies, such Bank shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Banks entitled under this Section 2.06 to share in the benefits of any recovery on such secured claim.

                  (f) Notwithstanding the foregoing, this Section 2.06 shall not be applicable to the Swingline Bank with respect to Swingline Loans.

                  Section 2.07 Computations. Interest on Money Market Loans and Eurodollar Loans shall be computed on the basis of a year of 360 days and actual days elapsed (including the first day but excluding the last day) occurring in the period for which payable, and interest on Domestic Loans, Swingline Loans and facility fees shall be computed on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed (including the first day but excluding the last day) occurring in the period for which payable.

                  Section 2.08 Facility Fee. The Company shall pay to Chase for account of each Bank a facility fee on such Bank's Commitment (whether used or not) for the period commencing on the Effective Date and ending on the Commitment Termination Date (or such earlier date on which such Bank's Commitment shall have terminated in full pursuant to Section 1.04 hereof) at a rate per annum for each day during such period equal to the Applicable Facility Fee Rate in effect on such day. Accrued facility fees shall be payable quarterly on the last Business Day in March, June, September and December in each year, commencing the first such date after the Effective Date and on the date the Commitments are terminated in full.

                  Section 2.09 Administration Fee. The Company agrees to pay to Chase for its own account a non-refundable fee in the amount of $5,000 for each Quarterly Period commencing on or prior to the date on which the Commitments are terminated in full. Such fee shall not be pro-rated and shall be paid in arrears on the last Business Day of each Quarterly Period in each year, commencing with the first such Business Day after the Effective Date, and on the date the Commitments are terminated in full.

                  III. PROVISIONS RELATING TO FIXED RATE LOANS. The following provisions shall apply to all Fixed Rate Loans:

                  Section 3.01 Additional Costs.

                  (a) The Company shall pay directly to each Bank from time to time on request pursuant to paragraph (d) of this Section 3.01 such amounts as such Bank may determine to be necessary to compensate it for any costs which such Bank determines are attributable to its making or maintaining of any Fixed Rate Loans or its obligation to make any Fixed Rate Loans hereunder, or any reduction in any amount receivable by such Bank hereunder in respect of any of such Loans or such obligation (such increases in costs and reductions in amounts receivable being herein called "Additional Costs"), resulting from any Regulatory Change which:

                           (i) changes the basis of taxation of any amounts payable to such Bank under this Agreement or its Notes in respect of any of such Loans (other than taxes imposed on or measured by the overall net income of such Bank or of its Applicable Lending Office for any of such Loans by the jurisdiction in which such Bank has its principal office or such Applicable Lending Office); or

                           (ii) imposes or modifies any reserve, special deposit or similar requirements (other than in the case of any Bank for any period as to which the Company is required to pay any amount under paragraph (e) below, the reserves against "Eurocurrency liabilities" under Regulation D therein referred to) relating to any extensions of credit or other assets of, or any deposits with or other liabilities of, such Bank (including any of such Loans or any deposits referred to in the definition of "Fixed Base Rate" in Schedule 1 hereof), or any commitment of such Bank (including the Commitment of such Bank hereunder); or

                           (iii) imposes any other condition affecting this Agreement or its Notes (or any of such extensions of credit or liabilities) or its Commitment.

If any Bank requests compensation from the Company under this Section 3.01(a), the Company may, by notice to such Bank (with a copy to Chase), suspend the obligation of such Bank to make additional Loans of the type with respect to which such compensation is requested (in which case the provisions of Section
3.04 hereof shall be applicable) until either (A) the Regulatory Change giving rise to such request ceases to be in effect or (B) such Bank gives notice to the Company that it will no longer require the Company to pay Additional Costs arising from such Regulatory Change.

                  (b) Without limiting the effect of the provisions of paragraph
(a) of this Section 3.01, in the event that, by reason of any Regulatory Change, any Bank either (i) incurs Additional Costs based on or measured by the excess above a specified level of the amount of a category of deposits or other liabilities of such Bank which includes deposits by reference to which the interest rate on Eurodollar Loans is determined as provided in this Agreement or a category of extensions of credit or other assets of such Bank which includes Eurodollar Loans or (ii) becomes subject to restrictions on the amount of such a category of liabilities or assets which it may hold, then, if such Bank so elects by notice to the Company (with a copy to Chase), the obligation of such Bank to make additional Loans of such type hereunder shall be suspended until such Regulatory Change ceases to be in effect (in which case the provisions of Section 3.04 hereof shall be applicable).

                  (c) Without limiting the effect of the foregoing provisions of this Section 3.01 (but without duplication), the Company shall pay directly to each Bank from time to time on request pursuant to paragraph (d) of this Section
3.01 such amounts as such Bank may determine to be necessary to compensate such Bank for any costs which it determines are attributable to the maintenance by such Bank (or any Applicable Lending Office), pursuant to any law or regulation or any interpretation, directive or request (whether or not having the force of law) of any court or governmental or monetary authority (i) following any Regulatory Change or (ii) implementing any risk-based capital guideline or requirement (whether or not having the force of law and whether or not the failure to comply therewith would be unlawful) heretofore or hereafter issued by any government or governmental or supervisory authority implementing at the national level the Basle Accord (including, without limitation, the Final Risk Based Capital Guidelines of the Board of Governors of the Federal Reserve System (12 CFR Part 208, Appendix A; 12 CFR Part 225, Appendix A) and the Final Risk-Based Capital Guidelines of the Office of the Comptroller of the Currency (12 CFR Part 3, Appendix A)), of capital in respect of its Commitment or Loans (such compensation to include, without limitation, an amount equal to any reduction of the rate of return on assets or equity of such Bank (or any Applicable Lending Office) to a level below that which such Bank (or any Applicable Lending Office) could have achieved but for such law, regulation, interpretation, directive or request). For purposes of this Section 3.01(c), "Basle Accord" shall mean the proposals for risk-based capital framework described by the Basle Committee on Banking Regulations and Supervisory Practices in its paper entitled "International Convergence of Capital Measurement and Capital Standards" dated July 1988, as amended, modified and supplemented and in effect from time to time or any replacement thereof.

                  (d) Each Bank will notify the Company of any event occurring after the date of this Agreement that will entitle such Bank to compensation under paragraph (a) or (c) of this Section 3.01 as promptly as practicable, but in any event within 90 days, after such Bank obtains actual knowledge thereof; provided, however, that if any Bank fails to give such notice within 90 days after it obtains actual knowledge of such an event, such Bank shall, with respect to compensation payable pursuant to this Section 3.01 in respect of any costs resulting from such event, only be entitled to payment under this Section
3.01 for costs incurred from and after the date 90 days prior to the date that such Bank does give such notice; and provided, further, that each Bank will designate a different Applicable Lending Office for the Loans of such Bank affected by such event or by the matters requiring compensation pursuant to paragraph (e) of this Section 3.01, and take other measures in its sole discretion, if such designation or other measures will avoid the need for, or reduce the amount of, such compensation and will not, in the sole opinion of such Bank, result in a material cost to, or be otherwise disadvantageous to, such Bank, except that such Bank shall have no obligation to designate an Applicable Lending Office located in the United States of America. Each Bank will furnish to the Company a certificate setting forth the basis and amount of each request by such Bank for compensation under paragraph (a) or (c) of this
Section 3.01. Determinations and allocations by any Bank for purposes of this
Section 3.01 of the effect of any Regulatory Change pursuant to paragraph (a) or
(b) of this Section 3.01, or of the effect of capital maintained pursuant to paragraph (c) of this Section 3.01, on its costs or rate of return of maintaining Loans or its obligation to make Loans, or on amounts receivable by it in respect of Loans, and of the amounts required to compensate such Bank under this Section 3.01, shall be conclusive, provided that such determinations and allocations are made on a reasonable basis.

                  (e) Without limiting the effect of the foregoing (but without duplication), the Company shall pay to each Bank on the last day of each Interest Period so long as such Bank is maintaining reserves against "Eurocurrency liabilities" under Regulation D (or, unless the provisions of paragraph (b) above are applicable, so long as such Bank is, by reason of any Regulatory Change, maintaining reserves against any other category of liabilities which includes deposits by reference to which the interest rate on Eurodollar Loans is determined as provided in this Agreement or against any category of extensions of credit or other assets of such Bank which includes any Eurodollar Loans) an additional amount (determined by such Bank and notified, not less than five Business Days prior to the end of the applicable Interest Period, to the Company through Chase) equal to the product of the following for each Eurodollar Loan made by such Bank for each day during such Interest Period:

                           (i) the principal amount of such Eurodollar Loan outstanding on such day; and

                           (ii)     the remainder of (x) a fraction the
         numerator of which is the annual rate (expressed as a decimal) at which interest accrues on such Eurodollar Loan for such Interest Period as provided in this Agreement (less the Applicable Margin) and the denominator of which is one minus the effective annual rate (expressed as a decimal) at which such reserve requirements are imposed on such Bank on such day minus (y) such numerator; and

                           (iii)    1/360.

                  Section 3.02 Limitation on Types of Loans. Anything herein to the contrary notwithstanding, if, on or prior to the determination of any Fixed Base Rate for any Interest Period in accordance with the terms hereof:

                  (a) Chase determines, which determination shall be conclusive, that quotations of interest rates for the relevant deposits referred to in the definition of "Fixed Base Rate" in Schedule 1 hereof are not being provided in the relevant amounts or for the relevant maturities for purposes of determining rates of interest for any type of Fixed Rate Loans as provided herein; or

                  (b) the Majority Banks determine, which determination shall be conclusive, and notify (or notifies, as the case may be) Chase that the relevant rates of interest referred to in the definition of "Fixed Base Rate" in Schedule 1 hereof upon the basis of which the rate of interest for Eurodollar Loans for such Interest Period is to be determined are not likely adequately to cover the cost to such Banks (or to such quoting Bank) of making or maintaining such type of Loans;

then Chase shall give the Company and each Bank prompt notice thereof, and so long as such condition remains in effect, the Banks (or such quoting Bank) shall be under no obligation to make additional Loans of such type.

                  Section 3.03 Illegality. Notwithstanding any other provision of this Agreement, in the event that it becomes unlawful for any Bank or its Applicable Lending Office to honor its obligation to make or maintain Eurodollar Loans hereunder, then such Bank shall promptly notify the Company thereof (with a copy to Chase) and such Bank's obligation to make Eurodollar Loans shall be suspended until such time as such Bank may again make and maintain Eurodollar Loans (in which case the provisions of Section 3.04 hereof shall be applicable).

                  Section 3.04 Treatment of Affected Loans. If the obligation of any Bank to make a particular type of Fixed Rate Loans shall be suspended pursuant to Section 3.01 or Section 3.03 hereof (Loans of such type being herein called "Affected Loans" and such type being herein called the "Affected Type"), all Loans (other than Money Market Loans) which would otherwise be made by such Bank as Loans of the Affected Type shall be made instead as Domestic Loans and, if an event referred to in Section 3.01(b) or Section 3.03 hereof has occurred and such Bank so requests by notice to the Company with a copy to Chase, all Affected Loans of such Bank then outstanding shall be automatically converted into Domestic Loans on the date specified by such Bank in such notice and, to the extent that Affected Loans are so made (or converted), all payments of principal which would otherwise be applied to such Bank's Affected Loans shall be applied instead to such Loans.

                  Section 3.05 Compensation. The Company shall pay to Chase for account of each Bank, upon the request of such Bank through Chase, such amount or amounts (the basis for which shall be set forth in reasonable detail in such request) as shall be sufficient (in the reasonable opinion of such Bank) to compensate it for any loss, cost or expense which such Bank determines is attributable to:

                  (a) any payment or conversion of a Fixed Rate Loan or a Set Rate Loan made by such Bank for any reason (including, without limitation, the acceleration of the Loans pursuant to Article VII hereof) on a date other than the last day of the Interest Period for such Loan; or

                  (b) any failure by the Company for any reason (including, without limitation, the failure of any of the conditions precedent specified in Article IV hereof to be satisfied, but excluding the failure of such Bank to make a Loan when so obligated hereunder) to borrow a Fixed Rate Loan or a Set Rate Loan (with respect to which, in the case of a Money Market Loan, the Company has accepted a Money Market Quote) from such Bank on the date for such borrowing specified in the relevant notice of borrowing given pursuant to Section 1.05 or
         Section 1.02 hereof.

Without limiting the effect of the preceding sentence, such compensation shall include an amount equal to the excess, if any, of (i) the amount of interest which otherwise would have accrued on the principal amount so paid or converted or not borrowed for the period from the date of such payment, conversion or failure to borrow to the last day of the Interest Period for such Loan (or, in the case of a failure to borrow, the Interest Period for such Loan which would have commenced on the date specified for such borrowing) at the applicable rate of interest for such Loan provided for herein minus the Applicable Margin for such Loan over (ii) the interest component of the amount such Bank would have bid in the London interbank market (if such Loan is a Eurodollar Loan) or the United States secondary certificate of deposit market (if such Loan is a Set Rate Loan) for Dollar deposits of leading banks in amounts comparable to such principal amount and with maturities comparable to such period (as reasonably determined by such Bank).

                  Section 3.06 Survival. The obligations of the Company under this Article III shall survive the repayment of the Loans and the cancellation of the Notes.

                  IV. CONDITIONS

                  Section 4.01 Conditions to Effectiveness. The Agreement herein contemplated shall become effective on the date (the "Effective Date") on which Chase has received each of the following documents (with a copy for each Bank delivered to Chase), in form and substance satisfactory to Chase:

                           (i) one or more counterparts of this Agreement executed by each of the parties hereto;

                           (ii) certified copies of all corporate action taken by the Company to authorize the execution and delivery of this Agreement and the Notes and the borrowings hereunder;

                           (iii) a certificate of a duly authorized officer of the Company as to the incumbency, and setting forth a specimen signature, of each of the persons (a) who has signed this Agreement on behalf of the Company, (b) who will sign the Notes on behalf of the Company, and (c) who will, until replaced by other persons duly authorized for that purpose, act as the representatives of the Company for the purpose of signing documents in connection with this Agreement and the transactions contemplated hereby;

                           (iv) the Syndicated Note and the Money Market Note for each Bank and the Swingline Note for the Swingline Bank, all as provided in Section 1.10 hereof, in each case duly completed and executed by the Company;

                           (v) an opinion of Hughes Hubbard & Reed LLP, counsel for the Company, substantially in the form of Exhibit B hereto, which (except as to matters of New York or Federal law) may rely as to certain matters upon an opinion of the Executive Vice President and General Counsel of the Company substantially in the form attached to said Exhibit B;

                           (vi) an opinion of Simpson Thacher & Bartlett, special counsel to the Banks and the Agents, substantially in the form of Exhibit C hereto; and

                           (vii) such other statements, documents, reports or certificates as any Bank or Agent may reasonably request.

                  Section 4.02 Conditions Precedent to Loans. The obligation of any Bank to make any Loan hereunder (including any Money Market Loan and such Bank's initial Syndicated Loan on or after the Effective Date) is subject to the further conditions precedent that, both immediately prior to such Loan and also after giving effect thereto: (a) either (i) if such borrowing is a Money Market Loan or will increase the outstanding aggregate principal amount of the Syndicated Loans, no Default shall have occurred and be continuing or (ii) in the case of any other borrowing, no Event of Default shall have occurred and be continuing; and (b) the representations and warranties made by the Company in
Article VI (other than, if such borrowing is not a Money Market Loan and will not increase the outstanding aggregate principal amount of the Syndicated Loans, the last sentence of Section 6.03, Section 6.04, Section 6.05, Section 6.07,
Section 6.09 and Section 6.11 hereof) shall be true on and as of the date of the notice or deemed notice of borrowing for such Loans and on the date of the making of such Loans with the same force and effect as if made on and as of each such date. The obligation of any Bank to make a Eurodollar Loan hereunder is subject to the further condition precedent that, both immediately prior to such Loan and also after giving effect thereto, no Default shall have occurred and be continuing. Each notice or deemed notice of borrowing by the Company hereunder shall constitute a certification by the Company to the effect set forth in the two preceding sentences to the extent applicable to the borrowing that is the subject of such notice (both as of the date of such borrowing notice and, unless the Company otherwise notifies Chase in such borrowing notice or prior to the date of such borrowing, as of the date of such borrowing).

                  V. COVENANTS. So long as any Loan or any other amount owing by the Company to any Agent or Bank hereunder remains outstanding or any Bank's Commitment remains in effect:

                  Section 5.01 Financial Statements. The Company shall deliver to each Bank:

                  (a) As soon as available and in any event within 60 days after the end of each of the first three quarterly accounting periods in each fiscal year, the 10-Q report of the Company for such period;

                  (b) As soon as available and in any event within 120 days after the end of each fiscal year, the 10-K report of the Company for such fiscal year, accompanied by (A) an opinion as to the financial statements contained in such 10-K report of independent certified public accountants of recognized national standing, (B) a statement by said accountants that in the course of their regular examination of the Company and its Consolidated Subsidiaries for purposes of their opinion they obtained no knowledge, except as specifically stated, of the occurrence and continuance of any Default, and (C) a statement of an Appropriate Officer of the Company that such officer has no knowledge, except as specifically stated, of the occurrence and continuance of any Default.

                  (c) With the report delivered under Section 5.01(b) hereof, a statement signed by an Appropriate Officer of the Company certifying and, where calculations are necessary, demonstrating compliance by the Company with the provisions of Section 5.09 hereof.

                  (d) Promptly after their becoming available:

                           (i) Copies of all financial statements, reports and proxy statements which the Company shall have sent to its stockholders generally.

                           (ii) Copies of all regular and periodic reports, if any, which the Company or any Restricted Subsidiary shall have filed with the Securities and Exchange Commission, or any governmental agency substituted therefor, or with any national securities exchange.

                           (e)      From time to time, with reasonable
         promptness, such further information regarding the business, affairs and financial position of the Company and each Subsidiary as any Bank may reasonably request.

                  Section 5.02 Access to Books and Inspection. The Company shall, upon reasonable request by any Bank, give any representative of such Bank access, at the Company's principal office, during normal business hours to, and permit such representative to examine, copy or make excerpts from, any and all books, records and documents in the possession of the Company relating to its affairs and the affairs of its Subsidiaries, excluding, however, any privileged and confidential communications or other materials, and to inspect any of the properties of the Company or such Subsidiaries; provided that all information (other than publicly available information) delivered by the Company to any Bank pursuant to this Section 5.02 is strictly confidential, and each Bank agrees that it shall (or shall cause the persons referred to in clause (ii) below to) maintain the confidentiality of any such information, subject to: (i) the obligation to disclose such information pursuant to subpoena or other legal process, or to regulatory or examining authorities or other governmental agencies having jurisdiction, or otherwise as may be required by law; (ii) the right to disclose such information to the independent auditors and counsel of such Bank, or to the Agents or any other Bank; and (iii) the right to disclose such information to assignees and participants (including prospective assignees and participants) as provided in Section 8.05 hereof.

                  Section 5.03 Litigation. Notwithstanding any other provision of this Agreement, the Company shall, promptly after its becoming available, furnish to each Bank a copy of any report filed by the Company with the Securities and Exchange Commission which contains a statement, description or disclosure as to any litigation or proceeding before any governmental or regulatory agencies affecting the Company or any of its Subsidiaries.

                  Section 5.04 Maintenance of Existence. The Company will preserve and maintain, and cause each of its Restricted Subsidiaries to preserve and maintain, its corporate existence, provided that the foregoing shall not prevent a merger or consolidation, or sale or other disposition of assets, of the Company or any Restricted Subsidiary unless otherwise prohibited by this Agreement.

                  Section 5.05 Merger; Sale of Assets. The Company shall not:

                  (a) merge into or consolidate with any corporation if (i) the Company is not the surviving corporation, (ii) the Company is the surviving corporation and a majority of the board of directors of the Company for a period of three months after the effective date of such merger does not consist of individuals who were directors of the Company 12 months prior to such effective date (except for changes due to the retirement or death of any such individuals) or (iii) after giving effect to such merger or consolidation, a Default has occurred and is continuing; or

                  (b) permit any Restricted Subsidiary to be a party to any merger or consolidation or to transfer all or substantially all of its assets, except that any such Restricted Subsidiary may merge or consolidate with, or transfer all or substantially all of its assets to, the Company or any of the Company's other Subsidiaries provided that (i) the surviving entity of such merger or consolidation or the transferee of such assets (if it is not the Company or another Restricted Subsidiary) shall thereafter be treated as a

         Restricted Subsidiary for all purposes of this Agreement and (ii) after giving effect to such merger, consolidation or transfer of assets, no Default shall have occurred and be continuing; or

                  (c) sell, assign, transfer or otherwise dispose of all or substantially all of its assets or, in any case, any stock of or other equity interest in any of the Restricted Subsidiaries, except that (i) stock of or other equity interest in any such Restricted Subsidiary may be sold, assigned or transferred by the Company to any of its wholly-owned Subsidiaries provided that thereafter such Subsidiary shall be treated as a Restricted Subsidiary for all purposes of this Agreement and the Company shall not permit such Subsidiary to sell, assign, transfer or otherwise dispose of any such stock or other equity interest except to the Company or otherwise in accordance with this clause (c), (ii) stock of or other equity interest in any Restricted Subsidiary may be sold, assigned, transferred or disposed of (whether by the Company or any of its wholly-owned Subsidiaries) so long as immediately after giving effect to such transaction the Company and/or one or more of its wholly-owned Subsidiaries owns stock of or other equity interests in such Restricted Subsidiary (x) representing, in the case of a partnership, not less than 80% of the outstanding capital and profit interests in such partnership or, in the case of any other entity, not less than 80% of the fair market value of the outstanding stock of or other equity interests in such Restricted Subsidiary (excluding Mandatory Preferred Stock of such Restricted Subsidiary) and
         (y) representing not less than 80% of the ordinary voting power for the election of directors or other persons performing similar functions of such Restricted Subsidiary (other than stock or other equity interests having such power only by reason of the happening of a contingency) and
         (iii) Mandatory Preferred Stock of any Restricted Subsidiary may be sold, assigned, transferred or disposed of (whether by the Company or any of its Subsidiaries).

                  Section 5.06 Default; Investment Rating. The Company shall:

                  (a) as soon as it shall become known to a senior officer of the Company, forthwith notify each Agent if any Default shall have occurred; and

                  (b) if Moody's or S&P (or any successor thereto) shall have assigned a new rating to the senior debt securities of the Company, notify each Agent of such new rating within 30 days after it is first announced by the applicable rating agency.

                  Section 5.07 ERISA. The Company will furnish to the Banks:

                  (a) as soon as possible and in any event within 15 days after the Company knows or has reason to know that any Termination Event has occurred, a statement of a senior officer of the Company describing such Termination Event and the action, if any, which the Company proposes to take with respect thereto;

                  (b) from time to time promptly after the request of any Bank, copies of each annual report filed pursuant to Section 104 of ERISA with respect to each Plan (including, to the extent required by Section 103 of ERISA, the related financial and actuarial statements and opinions and other supporting statements, certifications, schedules and information referred to in Section 103) and each annual report filed with respect to each Plan under Section 4065 of ERISA;

                  (c) promptly after receipt thereof by the Company from the PBGC, copies of each notice received by the Company of PBGC's intention to terminate any Plan or to have a trustee appointed to administer any Plan; and

                  (d) promptly after such request, such other documents and information relating to Plans as any Bank may reasonably request from time to time.

                  Section 5.08 Liens. The Company will not, and will not permit any Subsidiary to, grant a security interest in any stock of any of the Restricted Subsidiaries or Citrus Corp. The Company will not grant a security interest in any of its other assets to secure Indebtedness (except as provided in the next sentence) unless the Company simultaneously grants to any Designated Agent for the benefit of the Banks an equal and ratable security interest in the assets subject to such security interest. The provisions of the preceding sentence shall not apply to the grant by the Company of:

                  (a) Any purchase money mortgage or purchase money security interest created to secure all or part of the purchase price of any property (or to secure a loan made to enable the Company to acquire the property described in such mortgage or in any applicable security agreement); provided that such mortgage or security interest shall extend only to the property so acquired, fixed improvements thereon, replacements thereof and the income and profits therefrom;

                  (b) Any security interest on any property acquired or constructed by the Company, and created not later than twelve months after (i) such acquisition or completion of such construction or (ii) commencement of operation of such property, whichever is later; provided that such security interest shall extend only to the property so acquired or constructed, fixed improvements thereon, replacements thereof and income and profits therefrom;

                  (c) Any security interest deemed to be created as a result of the deposit of cash or securities for the purpose of defeasance of Indebtedness; and

                  (d) Any security interest in any of its cash or cash equivalents (within the meaning of generally accepted accounting principles) created by the Company for the purpose of securing Derivative Obligations of the Company, provided that the aggregate amount of all cash or cash equivalents secured by security interests permitted by this clause (d) shall not exceed $25,000,000.

                  (e) Any security interest not otherwise permitted under the preceding clauses (a) through (d) in any of its assets created by the Company for the purpose of securing Indebtedness of the Company, provided that the aggregate amount of all Indebtedness of the Company secured by security interests permitted by this clause (e) shall not exceed $10,000,000.

                  Section 5.09 Total Indebtedness to Consolidated
Capitalization. The Company will not at any time permit Total Indebtedness of the Company to exceed 65% of the Consolidated Capitalization of the Company.

                  Section 5.10 Certain Existing Credit Lines. The Company will terminate its eleven bilateral credit lines in existence as of the date of this Agreement, which provide for borrowings of up to $200 million in the aggregate, within 30 days after the Effective Date, and will not make any borrowings thereunder from and after the Effective Date.

                  Section 5.11 Insurance. The Company will, and will cause each of its Subsidiaries to, keep insured with financially sound and reputable insurers or through self-insurance conforming with practices of similar corporations maintaining systems of self-insurance all property of a character usually insured by corporations engaged in the same or similar business similarly situated against loss or damage of the kinds and in the amounts customarily insured against by such corporations and carry such other insurance as is usually carried by such corporations.

                  Section 5.12 Maintenance of Properties. The Company will, and will cause each of its Subsidiaries to, keep all of its material properties necessary in its business in good working order and condition appropriate for the use being made thereof, ordinary wear and tear excepted; except, in every case, as and to the extent that the Company or its Subsidiaries may be prevented from maintaining their respective properties by fire, strikes, lockouts, acts of God, inability to obtain labor or materials, governmental (including judicial) restrictions, enemy action, civil commotion or unavoidable casualty or similar causes beyond the control of the Company; provided, however, that nothing in this Section 5.12 shall prevent the Company or any of its Subsidiaries from discontinuing the use, operation or maintenance of any of such properties if such discontinuance is, in the judgment of the Company or its applicable Subsidiary, desirable in the conduct of the business of the Company or such Subsidiary and if such discontinuance is not disadvantageous in any material respect to the Banks; and provided, further, that nothing in this Section 5.12 shall prohibit any sale, assignment, transfer or other disposition permitted by
Section 5.05 hereof.

                  Section 5.13 Public Utility Holding Company Act. The Company will not, and will not permit any of its Subsidiaries to, be subject to regulation under the Public Utility Holding Company Act of 1935, as amended.

                  VI. REPRESENTATIONS AND WARRANTIES. The Company represents and warrants as follows:

                  Section 6.01 Corporate Existence and Powers. The Company and each of its Restricted Subsidiaries is a corporation duly incorporated and validly existing and in good standing under the laws of the jurisdiction of its incorporation (or, in case of any Restricted Subsidiary not a corporation, such Restricted Subsidiary is duly organized and validly existing under the laws of the jurisdiction of its organization) and is duly licensed or qualified to do business and is in good standing in all states in which the Company believes the conduct of its business or the ownership of its assets requires such qualification, and the Company has corporate power to make this Agreement and the Notes and to borrow hereunder.

                  Section 6.02 Corporate Authority, etc. The making and performance by the Company of this Agreement and the Notes and each borrowing hereunder have been duly authorized by all necessary corporate action and do not and will not contravene any provision of law applicable to the Company or of the certificate of incorporation or by-laws of the Company or result in the material breach of, or constitute a material default or require any consent under, or result in the creation of any material lien, charge or other security interest or encumbrance not permitted by Section 5.08 hereof upon any property or assets of the Company or any of its Restricted Subsidiaries pursuant to, any indenture or other agreement or instrument to which the Company or any of its Restricted Subsidiaries is a party or by which the Company or any of its Restricted Subsidiaries or any of their respective properties may be bound or affected (or, if any such consent is so required, the Company has obtained such consent, which is sufficient for the purpose and remains in full force and effect, and copies thereof have been furnished to Chase). This Agreement has been duly and validly executed and delivered by the Company and constitutes, and each of the Notes when executed and delivered will constitute, its legal, valid and binding obligation, enforceable in accordance with its terms.

                  Section 6.03 Financial Condition. The consolidated balance sheets of the Company and its Consolidated Subsidiaries as at December 31, 1996 and September 30, 1997 and the related statements of consolidated income and cash flows of the Company and its Consolidated Subsidiaries for the 12 months and nine months ended on said dates, respectively, heretofore furnished by the Company to the Banks, fairly present in all material respects the financial condition of the Company and its Consolidated Subsidiaries as at said dates and the results of their operations and cash flows for the 12 months and nine months, respectively, then ended in accordance with generally accepted accounting principles (except that the financial statements as of September 30, 1997 and for the nine months then ended were prepared in accordance with the rules of the Securities and Exchange Commission applicable to interim financial statements and they are subject to normal year-end audit adjustments). Except as disclosed in a letter dated January 26, 1998, from the Treasurer of the Company, a copy of which has been furnished to each Bank, since December 31, 1996 there has heretofore been no material adverse change in the financial condition or operating results of the Company and its Consolidated Subsidiaries, taken as a whole, from that set forth in the consolidated balance sheet and related statements as at and for the period ended on said date.

                  Section 6.04 Litigation. Except as disclosed in a letter dated January 26, 1998, from the Executive Vice President and General Counsel of the Company, a copy of which has heretofore been furnished to each Bank, there are no actions, suits or proceedings, and no proceedings before any arbitrator or by or before any governmental commission, board, bureau or other administrative agency, pending, or to the knowledge of the Company threatened, against or affecting the Company or any Subsidiary which are reasonably likely to have a material adverse effect on the financial condition, properties or operations of the Company and its Subsidiaries, taken as a whole.

                  Section 6.05 Taxes. Each of the Company and each Restricted Subsidiary has filed all material tax returns required to be filed and paid all material taxes shown thereon to be due, including interest and penalties, or provided adequate reserves for payment thereof, except to the extent the same have become due and payable but are not yet delinquent, and except for any taxes and assessments of which the amount, applicability or validity is currently being contested in good faith by appropriate proceedings.

                  Section 6.06 Approvals. No approval, license or consent of any governmental regulatory body is requisite to the making and performance by the Company of this Agreement, or the execution, delivery and payment of the Notes (or, if any such approval, license or consent is so requisite, the Company has obtained the same, which is sufficient for the purpose and remains in full force and effect, and copies thereof have been furnished to Chase).

                  Section 6.07 ERISA. The Company, and each Subsidiary, has met its minimum funding requirements under ERISA with respect to all its Plans and has not incurred any material liabilities to PBGC or to such Plan under ERISA in connection with any such Plan.

                  Section 6.08 Margin Regulations. The Company is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U or Regulation G of the Board of Governors of the Federal Reserve System), and no part of the proceeds of any Loan will be used to purchase or carry any such margin stock or to extend credit to others for the purpose of purchasing or carrying any such margin stock.

                  Section 6.09 Certain Subsidiaries. Except as a consequence of a transaction or transactions permitted by this Agreement, the Company directly or indirectly owns all of the outstanding shares of common stock of each of the Restricted Subsidiaries (except for directors' qualifying shares), and all shares of stock of such corporations are validly issued, fully paid and non-assessable.

                  Section 6.10 Investment Company Act. The Company is not an "investment company" or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

                  Section 6.11 Environmental Laws. The Company and its Subsidiaries are in compliance in all material respects with the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, the Superfund Amendments and Reauthorization Act of 1986, the Resource Conservation and Recovery Act, the Toxic Substances Control Act, as amended, the Clean Air Act, as amended, the Clean Water Act, as amended, and each other federal, state or local statute, law, ordinance, code, rule or regulation, regulating or imposing liability or standards of conduct concerning, any hazardous, toxic or dangerous waste, substance or material, except for any noncompliance that is not reasonably likely to have a material adverse effect on the financial condition, properties or operations of the Company and its Subsidiaries, taken as a whole.

                  All representations and warranties made herein shall survive the making of the Loans and the delivery of the Notes hereunder.

                  VII. EVENTS OF DEFAULT. If any of the following "Events of Default" shall occur and shall not have been remedied:

                           A. default by the Company in the payment of any
                  principal of any of the Notes when the same becomes due and payable;

                           B. default by the Company in the payment of interest
                  on any of the Notes or any other amounts payable under Section
                  1.03 or Section 2.08 hereof which shall remain unremedied for ten days after the same becomes due and payable;

                           C. any representation or warranty made by the Company
                  in Article VI hereof or in any certificate furnished to the Agents or to the Banks hereunder (or deemed to have been given at the time of any borrowing hereunder) shall prove to have been incorrect when made or deemed made, in any material respect;

                           D. default by the Company in the due performance or
                  observance of Section 5.05, Section 5.08 or Section 5.09 hereof;

                           E. default by the Company in the due performance or
                  observance of Section 5.06(a) hereof which shall remain unremedied for a period of ten days;

                           F. default by the Company in the due performance or
                  observance of Section 5.03 or Section 5.06(b) hereof which shall remain unremedied for a period of 30 days after such default shall have become known to an executive officer of the Company;

                           G. default by the Company in the due performance or
                  observance of any other covenant or agreement herein contained which shall remain unremedied for a period of 30 days after written notice thereof shall have been given to the Company by any Bank (through any Designated Agent);

                           H. default by the Company or any Restricted
                  Subsidiary (i) in the payment of any Indebtedness of the Company and/or one or more Restricted Subsidiaries in an aggregate unpaid principal amount of at least $25,000,000, beyond the period or periods of grace (if any) provided with respect thereto, or (ii) in the performance or observance of any other provisions in indentures, credit or loan agreements or other agreements or instruments under which such Indebtedness in such aggregate unpaid principal amount of the Company and/or one or more Restricted Subsidiaries is outstanding or by which such Indebtedness is evidenced and, in the case of clause (ii) only, if the effect of such default is to cause, or permit the holder or holders of such Indebtedness (or a trustee or an agent on behalf of such holder or holders) to cause, such Indebtedness to become due prior to its stated maturity;

                           I. any Termination Event shall have occurred and
                  shall have continued under circumstances which result in an uninsured payment or repayment liability of the Company or any of its Subsidiaries to PBGC in an amount which is material in relation to the financial position of the Company and its Subsidiaries, on a consolidated basis;

                           J. either the Company or one or more Restricted
                  Subsidiaries (taken as a group) with total assets of at least $10,000,000 in the aggregate (such Restricted Subsidiary or Subsidiaries being hereinafter called the "Restricted Group") shall (1) apply for or consent to the appointment of, or taking possession by, a receiver, trustee, custodian, liquidator or other similar official of itself or of all or a substantial part of its assets, (2) admit in writing its inability to pay its debts, or generally become unable to pay its debts, as they become due, (3) make a general assignment for the benefit of its creditors, (4) commence a voluntary case under the federal bankruptcy laws (as now or hereafter in effect), (5) file a petition seeking to take advantage of any other laws relating to bankruptcy, reorganization, insolvency, winding-up or composition or readjustment of debts, or (6) acquiesce in writing to, or fail to controvert in a timely and appropriate manner, any petition filed against it or in any involuntary case under the aforesaid federal bankruptcy laws; or corporate action shall be taken by the Company or the Restricted Group for the purpose of effecting any of the foregoing; or

                           K. a proceeding or case shall be commenced, without
                  the application or consent of the Company or the Restricted Group (as defined in paragraph J above), in any court of competent jurisdiction, seeking (1) its liquidation, reorganization, dissolution, winding-up, or composition or readjustment of debts, (2) the appointment of a receiver, trustee, custodian, liquidator or any similar official of itself of all or a substantial part of its assets, (3) similar action with respect to the Company or the Restricted Group under the federal bankruptcy laws (as now or hereafter in effect) or any other laws relating to bankruptcy, insolvency, reorganization, liquidation or winding-up, or composition or adjustment of debts, and such proceeding or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continued unstayed and in effect, for any period of 60 consecutive days; or an order for relief against the Company or the Restricted Group shall be entered in an involuntary case under such federal bankruptcy laws,

THEREUPON, (in addition to the rights and remedies of the Swingline Bank pursuant to Section 1.08(b)) (1) in the case of any of the Events of Default specified in paragraphs A through I above, (i) any Designated Agent may and, upon being directed so to do by the Majority Banks, shall, by notice to the Company, terminate all Commitments hereunder and they shall thereupon terminate, and (ii) any Designated Agent may and, upon being directed by Banks holding at least 66-2/3% of the aggregate unpaid principal amount of the Loans shall, by notice to the Company, declare all outstanding Loans and Notes and all other obligations of the Company hereunder to be due and payable, whereupon the same shall become forthwith due and payable, without further protest, presentment, notice or demand, all of which are expressly waived by the Company, and (2) in case of any of the Events of Default specified in paragraph J or K above, without any notice to the Company or any act by any Designated Agent or the Majority Banks or any Bank, all Commitments hereunder shall terminate forthwith and the principal of and interest accrued on all the Loans and the Notes and all other obligations of the Company hereunder shall become and be due and payable.

                  VIII. MISCELLANEOUS

                  Section 8.01 Waiver. No failure on the part of any Agent, Bank or holder of a Note to exercise and no delay in exercising and no course of dealing with respect to any right, power or privilege under this Agreement or the Notes shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power, or privilege under this Agreement or the Notes preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

                  Section 8.02 Notices and Delivery of Documents. Except as otherwise specified herein, all notices and other communications hereunder shall be in writing or by telex or telecopy, and shall be deemed to have been duly given when transmitted by telex or telecopier or personally delivered or, in the case of a mailed notice or other communication, three Business Days after the date deposited in the mails, certified and postage prepaid, addressed to any party hereto at its address given on Schedule 2 hereto or on the signature pages of, or any schedule to, any amendment hereto, or at such other address of which any party hereto shall have notified in writing the party giving such notice or (in the case of a telex message) addressed to any party at any telex number which is published as belonging to the addressee. Except as otherwise expressly provided herein, all Notes and other documents to be delivered to any Agent under this Agreement shall be delivered to it at its Principal Office.

                  Section 8.03 Governing Law. This Agreement and the Notes hereunder shall be construed in accordance with and governed by the law of the State of New York.

                  Section 8.04 Offsets, etc. Upon the occurrence and during the continuance of an Event of Default, each Bank is hereby authorized at any time and from time to time, without notice to the Company except as required by law (any such notice being expressly waived by the Company), to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Bank to or for the credit or the account of the Company against any and all of the obligations of the Company now or hereafter existing under this Agreement and the Notes held by such Bank. Each Bank agrees promptly to notify the Company after any such set-off and application made by such Bank, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Banks under this Section 8.04 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Banks may have.

                  Section 8.05 Disposition of Loans. Each Bank may at any time, at its own expense, assign (but only with the prior written consent of the Company, which it may refuse or grant in its sole discretion), or sell participations in, all or any portion of any Loans made by it to another bank or other entity; provided that no such assignment shall be in a principal amount less than $10,000,000. Any Bank making an assignment hereunder shall pay to Chase an administrative fee of $2,500 with respect to each assignment. In the case of an assignment, upon notice thereof by such Bank to the Company and the Agents, to the extent of such assignment and the Loans so assigned, the assignee shall have the same rights and benefits as it would have if it were a Bank hereunder and the assignor shall cease to have the rights and benefits of a Bank hereunder (provided that the obligations of the Company under Article III to such Bank shall survive such assignment). In the case of a participation, except as otherwise provided in Section 2.06(c) hereof, the participant shall not have any rights under this Agreement or such Bank's Notes (the participant's rights against such Bank in respect of such participations to be those set forth in the agreement executed by such Bank in favor of the participant relating thereto) and all amounts payable by the Company under Article III hereof shall be determined as if such Bank had not sold such participation. The granting of any such participation shall not relieve the grantor of its Commitment hereunder. Each Bank may furnish any information concerning the Company or any of its Subsidiaries in the possession of such Bank from time to time to assignees and participants (including prospective assignees and participants) under this Section 8.05, provided that, if any such information is confidential information consisting of or based upon information provided by the Company, prior to furnishing any such information such Bank shall obtain the agreement of any such assignee or participant, in favor of the Company, to maintain the confidentiality of such information, subject to the same requirements and exceptions as specified in Section 5.02 hereof (and such Bank shall promptly furnish a copy of each such agreement to the Company). Any Bank may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Bank to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Bank from any of its obligations hereunder or substitute any such pledgee or assignee for such Bank as a party hereto.

                  Section 8.06 Expenses. All statements, reports, certificates, opinions and other documents or information furnished by the Company to the Agents or the Banks under this Agreement shall be supplied without cost to the Agents or the Banks. Further, the Company hereby agrees that it shall pay, on demand, whether or not any Loan is made hereunder, (a) all reasonable out-of-pocket costs and expenses of the Banks and the Agents incurred in connection with the preparation, execution and delivery of this Agreement, or any amendment or supplement thereto, and the Notes and the making of the Loans hereunder, (b) the reasonable fees and disbursements of Simpson Thacher & Bartlett, special counsel to the Banks, in connection therewith, and (c) all costs and expenses of collection (including, without limitation, reasonable legal fees) incident to the enforcement, protection or preservation of any right of any Bank under this Agreement or the Notes.

                  Section 8.07 Amendments, Waivers, etc. This Agreement and the Notes may not be amended, supplemented or modified, nor any of its terms be waived, except by written instruments signed by the Company and the Majority Banks (and, in the case of any amendment, supplement, modification or waiver affecting Article IX hereof, each of the Agents); provided, however, that no such amendment, supplement, modification or waiver shall, without the written consent of all of the Banks: (i) extend the term of, or change the amount of, or change any of the provisions of Section 1.04 hereof with respect to the reduction or increase of, the Commitment of any Bank, or change the rate at which commitment or facility fees accrue hereunder or extend the time for payment thereof, (ii) extend the maturity of any Loan, change the rate of interest thereon, or affect in any way the terms of payment thereof, (iii) alter the definition of "Majority Banks", (iv) affect any provisions relating to Fixed Rate Loans, (v) alter this Section 8.07 or Section 8.09(a), (vi) waive any condition specified in Article IV, (vii) waive an Event of Default under paragraph J or K of Article VII or modify the effect thereof or (viii) waive or amend any representation contained in Article VI; provided, further, that
Section 1.03 and Section 1.08 hereof may be amended, supplemented or modified, and any of the terms thereof waived, by written instrument signed only by the Company and the Swingline Bank. Any such amendment, supplement, modification or waiver so entered into shall apply equally to all of the Banks and any holder of the Notes and shall be binding upon all parties hereto. Any waiver hereunder shall be for such period and subject to such conditions as shall be specified in such written instrument. In the case of any waiver of an Event of Default, such Event of Default shall be deemed to be cured and not continuing, but no such waiver shall extend to any subsequent or other Event of Default or any right, power or privilege of the Banks hereunder in connection therewith.

                  Section 8.08 Definitions. Certain terms are defined in
Schedule 1 hereto and as used herein shall have meanings as so defined.

                  Section 8.09 Successors and Assigns. (a) This Agreement shall be binding upon and inure to the benefit of the Banks, the Agents, the Company and their respective successors and assigns, except that Company may not assign or transfer any of its respective rights or obligations hereunder without the prior written consent of all the Banks.

                  (b) Notwithstanding anything to the contrary contained herein, any Bank (a "Granting Lender") may grant to a special purpose funding vehicle (an "SPC") of such Granting Lender, identified as such in writing from time to time by the Granting Lender to the Agents and the Company, the option to provide to the Company all or any part of any Loan that such Granting Lender would otherwise be obligated to make to the Borrower pursuant to Section 1.01 or 1.02, provided that (i) nothing herein shall constitute a commitment to make any Loan by any SPC and (ii) if an SPC elects not to exercise such option or otherwise fails to provide all or any part of such Loan, the Granting Lender shall be obligated to make such Loan pursuant to the terms hereof. The making of a Syndicated Loan by an SPC hereunder shall utilize the Commitment of the Granting Lender to the same extent, and as if, such Loan were made by the Granting Lender. Each party hereto hereby agrees that no SPC shall be liable for any payment under this Agreement for which a Bank would otherwise be liable, for so long as, and to the extent, the related Granting Lender makes such payment. In furtherance of the foregoing, each party hereto hereby agrees that, prior to the date that is one year and one day after the later of (i) the payment in full of all outstanding senior indebtedness of any SPC and (ii) the Commitment Termination Date, it will not institute against, or join any other person in instituting against, such SPC any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or similar proceedings under the laws of the United States or any State thereof. In addition, notwithstanding anything to the contrary contained in this Section 8.09(b), any SPC may (i) with notice to, but without the prior written consent of, the Company or any Agent and without paying any processing fee therefor, assign all or a portion of its interests in any Loans to its Granting Lender or to any financial institutions providing liquidity and/or credit facilities to or for the account of such SPC to fund the Loans made by such SPC or to support the securities (if any) issued by such SPC to fund such Loans and (ii) disclose on a confidential basis any non-public information relating to its Loans to any rating agency, commercial paper dealer or provider of a surety, guarantee or credit or liquidity enhancement to such SPC. In no event shall the Company be obligated to pay to an SPC that has made a Loan any greater amount than the Company would have been obligated to pay under this Agreement if the Granting Lender had made such Loan. Each Granting Lender shall indemnify and hold harmless the Company and its directors, officers, employees and agents from and against any and all losses, liabilities, claims, damages and expenses arising from or attributable to the making of a Loan by an SPC of such Granting Lender.

                  (c) In addition to the provisions of Section 8.09(b), PNC Bank, National Association, as Granting Lender, may designate Wood Street Funding Corporation as an SPC pursuant to a designating agreement entered into by such Granting Lender and such SPC and accepted by Chase in substantially the form of Exhibit F hereto (the "Designation Agreement"). Upon receipt of an appropriately completed Designation Agreement executed by such Granting Lender and such SPC, Chase will accept such Designation Agreement and give prompt notice thereof to the Company, whereupon, from and after the effective date specified in the Designation Agreement, such SPC shall become a party to this Agreement with a right to make Money Market Loans on behalf of such Granting Lender after the Company has accepted a Money Market Quote (or a portion thereof) of such Granting Lender. Promptly after receipt of such notice, the Company shall execute and deliver to such Granting Lender a Money Market Note in the name of such SPC. Such Granting Lender shall serve as the agent (in its capacity as a Granting Lender and not in its capacity as a referral lender) of such SPC and shall on behalf of such SPC give and receive all communications and notices and take all actions hereunder, including without limitation votes, approvals, waivers, consents and amendments under or relating to this Agreement. Any such notice, communication, vote approval, waiver, consent or amendment shall be signed by such Granting Lender as agent (in its capacity as a Granting Lender and not as a Bank) for such SPC and shall not be signed by such SPC. The Company, the Agents and the Banks may rely thereon without any requirement that such SPC sign or acknowledge the same.

                  Section 8.10 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

                  IX. THE AGENTS

                  Section 9.01 Appointment, Power and Immunities. Each Bank hereby irrevocably appoints and authorizes each Designated Agent to act as its agent hereunder with such powers as are specifically delegated to such Agent by the terms of this Agreement, together with such other powers as are reasonably incidental thereto. No Agent shall have any duties or responsibilities except those expressly set forth in this Agreement, nor shall any Agent, by reason of this

Agreement, have a fiduciary relationship with any Bank. No Agent shall be responsible to the Banks for any recitals, statements, representations or warranties contained in this Agreement or in any information memorandum pertaining to the Company or in any certificate or other document referred to or provided for in, or received by any of them under, this Agreement, for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or the Notes or any other document referred to or provided for herein or for any failure by the Company to perform its obligations under any thereof. Each Designated Agent may employ agents and attorneys-in-fact and shall not be answerable, except as to money or securities received by it or its authorized agents, for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. Neither the Agents nor any of their directors, officers, employees or agents shall be liable or responsible for any action taken or omitted to be taken by them hereunder or in connection herewith, except for their own gross negligence or willful misconduct.

                  Section 9.02 Reliance by Agents. Each Agent shall be entitled to rely upon any certificate, notice or other document (including any cable, telegram, telecopy or telex) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper person or persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by Chase. Chase may deem and treat the payee of any Note as the owner thereof for all purposes hereof unless and until a notice of the assignment thereof satisfactory to Chase signed by such payee shall have been filed with it. As to any matters not expressly provided for by this Agreement, each Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder in accordance with written instructions signed by the Majority Banks, and such instructions of the Majority Banks and any action taken or failure to act pursuant thereto shall be binding on all of the Banks.

                  Section 9.03 Default. No Agent shall be deemed to have knowledge of the occurrence of a Default or an Event of Default (other than nonpayment of principal, interest or commitment or other fees) unless such Agent has received written notice from a Bank or the Company specifying such Default or Event of Default and stating that such notice is a "Notice of Default". In the event that any Designated Agent receives such a notice of the occurrence of a Default or an Event of Default, such Agent shall give prompt written notice thereof to the other Agents and the Banks. The Designated Agents shall take such action with respect to such Default or Event of Default as shall be reasonably directed in writing by the Majority Banks provided that (i) unless and until the Designated Agents shall have received such directions, the Designated Agents may take such action, or refrain from taking such action, with respect to such Default or Event of Default as they shall deem advisable in the best interests of the Banks and (ii) in no event shall any Agent be required to institute any action, suit or other proceeding in connection herewith.

                  Section 9.04 Rights as a Lender. With respect to its Commitment and the Loans made by it or any collateral therefor, each of Chase, Morgan and SunTrust (and any successor Agent hereunder) in its capacity as a Bank under this Agreement shall have the same rights and powers hereunder as any other Bank and may exercise the same as though it were not acting as an Agent, and the term "Bank" or "Banks" shall, unless the context otherwise indicates, include each of Chase, Morgan and SunTrust (and any successor Agent hereunder) in its individual capacity.

Each of Chase, Morgan and SunTrust (and any successor Agent hereunder) and their affiliates may (without having to account therefor to any Bank) accept deposits from, lend money to and generally engage in any kind of banking, trust or other business with the Company (and any of its related companies) as if it were not acting as an Agent and may accept fees and other consideration from the Company for services in connection with this Agreement and otherwise without having to account for the same to the other Agent and the Banks.

                  Section 9.05 Indemnification. The Banks severally agree to indemnify each Agent (to the extent requested by such Agent as provided in Section 9.08 hereof and/or to the extent not reimbursed by the Company), pro rata according to the amounts of their respective Commitments, for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against such Agent in any way relating to or arising out of this Agreement or any other documents referred to herein or the transactions contemplated hereby (including, without limitation, the costs and expenses which the Company is obligated to pay under Section 8.06 hereof but excluding, unless a Default has occurred and is continuing, normal administrative costs and expenses incident to the performance of its agency duties hereunder) or the enforcement of any of the terms hereof or of any such other documents, provided that (a) such Agent shall have given the Banks notice thereof and an opportunity to defend against the same at the expense of the Banks and with counsel selected by the Majority Banks, (b) no Bank shall be liable to an Agent for any of the foregoing to the extent they arise from such Agent's gross negligence or willful misconduct and (c) no Bank shall be liable for any amount in respect of any compromise or settlement of any of the foregoing unless such compromise or settlement is approved by the Majority Banks.

                  Section 9.06 Reports. Promptly after its receipt thereof, each Agent (or, if all Agents shall have received the same, Chase) will forward to each Bank a copy of each report, notice or other document required by this Agreement to be delivered to such Agent for such Bank.

                  Section 9.07 Non-Reliance on Agents and Other Banks. Each Bank agrees that it has, independently and without reliance on any Agent or any other Bank, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Company and decision to enter into this Agreement and that it will, independently and without reliance upon any Agent or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking such action under this Agreement. No Agent shall be required to keep itself informed as to the performance or observance by the Company of this Agreement or any other document referred to or provided for herein or to make inquiry of or to inspect the properties or books of the Company. Except for notices, reports and other documents and information expressly required to be furnished to the Banks by any Agent hereunder, no Agent shall have any duty or responsibility to provide any Bank with any credit or other information concerning the affairs, financial condition or business of the Company (or any of its related companies) which may come into the possession of such Agent or any of its affiliates.

                  Section 9.08 Failure to Act. Except for action expressly required of any Agent under this Agreement, such Agent shall in all cases be fully justified in failing or refusing to act unless it shall be indemnified to its satisfaction by the Banks against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action.

                  Section 9.09 Resignation or Removal of Agents. Subject to the appointment and acceptance of a successor Agent as provided below, any Agent may resign at any time by giving written notice thereof to the Banks and the Company and any Agent may be removed at any time with or without cause by the Majority Banks. Upon any such resignation or removal, the Majority Banks shall have the right to appoint a successor Agent. If no successor Agent shall have been so appointed by the Majority Banks and shall have accepted such appointment within 30 days after the retiring Agent's giving of notice of resignation or the Majority Banks' removal of the retiring Agent, then the retiring Agent may, on behalf of the Banks, appoint a successor Agent, which shall be a bank which has an office (or an affiliate or a Subsidiary with an office) in New York, New York. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation or removal hereunder as Agent, the provisions of this Agreement shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Agent.

                  Section 9.10 Documentation Agent. Nothing in this Agreement shall impose on SunTrust, in its capacity as Documentation Agent, any duties or obligations whatsoever.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                                        SONAT INC.


                                        By
                                             -----------------------------------
                                             Title:


                                        THE CHASE MANHATTAN BANK


                                        By
                                             -----------------------------------
                                             Title:


                                        MORGAN GUARANTY TRUST
                                               COMPANY OF NEW YORK


                                        By
                                             -----------------------------------
                                             Title:


                                        TORONTO DOMINION (TEXAS), INC.


                                        By
                                             -----------------------------------
                                             Title:


                                        THE BANK OF NOVA SCOTIA


                                        By
                                             -----------------------------------
                                             Title:


                                        BANK OF AMERICA, N.T. & S.A.


                                        By
                                             -----------------------------------
                                             Title:

                                        SUNTRUST BANK, ATLANTA


                                        By
                                             -----------------------------------
                                             Title:


                                        By
                                             -----------------------------------
                                             Title:


                                        CREDIT LYONNAIS NEW YORK BRANCH


                                        By
                                             -----------------------------------
                                             Title:



                                        NATIONSBANK OF TEXAS, N.A.


                                        By
                                             -----------------------------------
                                             Title:


                                        MELLON BANK, N.A.


                                        By
                                             -----------------------------------
                                             Title:


                                        WACHOVIA BANK OF GEORGIA, N.A.


                                        By
                                             -----------------------------------
                                             Title:


                                        AMSOUTH BANK


                                        By
                                             -----------------------------------
                                             Title:


                                        BANK OF TOKYO - MITSUBISHI, LTD.


                                        By
                                             -----------------------------------
                                             Title:

                                        THE FIRST NATIONAL BANK OF CHICAGO


                                        By
                                             -----------------------------------
                                             Title:


                                        PNC BANK, NATIONAL ASSOCIATION


                                        By
                                             -----------------------------------
                                             Title:


                                        REGIONS BANK


                                        By
                                             -----------------------------------
                                             Title:


                                        KREDIETBANK


                                        By
                                             -----------------------------------
                                             Title:


                                        COMPASS BANK


                                        By
                                             -----------------------------------
                                             Title:


                                        FUJI BANK LTD.


                                        By
                                             -----------------------------------
                                             Title:


                                        ROYAL BANK OF CANADA


                                        By
                                             -----------------------------------
                                             Title:


                                        BANK OF NEW YORK


                                        By
                                             -----------------------------------
                                             Title:

                                        SOCIETE GENERALE


                                        By
                                             -----------------------------------
                                             Title:



                                        Agents


                                        THE CHASE MANHATTAN BANK,
                                               as Administrative Agent


                                        By
                                             -----------------------------------
                                             Title:


                                        MORGAN GUARANTY TRUST
                                               COMPANY OF NEW YORK,
                                               as Syndication Agent


                                        By
                                             -----------------------------------
                                             Title:


                                        SUNTRUST BANK, ATLANTA,
                                               as Documentation Agent


                                        By
                                             -----------------------------------
                                             Title:

                                                                      SCHEDULE 1



                                   DEFINITIONS

                  As used in this Agreement, the following terms shall have the following respective meanings:

                  "Additional Costs" shall have the meaning attributed thereto in Section 3.01(a) hereof.

                  "Affected Loans" shall have the meaning attributed thereto in
Section 3.04 hereto.

                  "Affected Type" shall have the meaning attributed thereto in
Section 3.04 hereto.

                  "Agents" shall have the meaning attributed thereto in the preamble to this Agreement.

                  "Annual Dates" shall mean the Quarterly Date in December of each year.

                  "Applicable Facility Fee Rate" shall mean, with respect to any day, the percentage indicated below opposite the Rating Level in effect on such day:

                  Rating Level                        Percentage
                  ------------                        ----------
                      I                                 0.080%
                      II                                0.100%
                      III                               0.125%
                      IV                                0.150%
                      V                                 0.200%

                  "Applicable Lending Office" shall mean, with respect to each Bank, with respect to each type of Loan, the Lending Office designated for such type of Loan on Schedule 2 hereof, or on the signature pages of, or any schedule to, any amendment hereto, or such other office or affiliate of such Bank as such Bank may from time to time specify to Chase and the Company as the office at which its Loans of such type are to be made and maintained.

                  "Applicable Margin" shall mean: (a) with respect to Domestic Loans, zero; and (b) with respect to any Eurodollar Loan on any day, the percentage indicated below opposite the Rating Level in effect on such day:

                  Rating Level                        Percentage
                  ------------                        ----------
                      I                                 0.220%
                      II                                0.240%
                      III                               0.265%
                      IV                                0.315%
                      V                                 0.440%

                  "Appropriate Officer" shall mean the chief executive officer, the chief operating officer, the chief financial officer, the Vice President - Comptroller, the Vice President - Finance or the Treasurer.

                  "Banks" shall have the meaning attributed thereto in the preamble to this Agreement, and which shall include the Swingline Bank in its capacity as such.

                  "Base Rate" shall mean, for any day, the higher of (a) the Federal Funds Rate for such day plus 1/2 of 1% per annum and (b) the Prime Rate for such day. Each change in any interest rate provided for herein based upon the Base Rate resulting from a change in the Base Rate shall take effect at the time of such change in the Base Rate.

                  "Basle Accord" shall have the meaning attributed thereto in
Section 3.01(c) hereto.

                  "Business Day" shall mean any day on which commercial banks are not authorized or required to close in New York City and, if such day relates to a borrowing of, a payment or prepayment of principal of or interest on, or the Interest Period for, a Eurodollar Loan or a notice by the Company with respect to any such borrowing, payment, prepayment or Interest Period, which is also a day on which dealings in Dollar deposits are carried out in the London interbank market.

                  "Change in Control" shall have the meaning attributed thereto in Section 1.04(b) hereto.

                  "Chase" shall mean The Chase Manhattan Bank in its capacity as the Administrative Agent.

                  "Commitment" shall mean, as to each Bank, the obligation of such Bank to make Syndicated Loans pursuant to Section 1.01 hereof in an aggregate amount at any one time outstanding up to but not exceeding the amount set opposite such Bank's name on Schedule 3 to this Agreement under the caption "Commitment" (as the same may be reduced at any time or from time to time pursuant to Section 1.04 hereof).

                  "Commitment Termination Date" shall mean the 363rd day after the Effective Date.

                  "Company" shall have the meaning attributed thereto in the preamble to this Agreement.

                  "Consolidated Capitalization" shall mean, for any Person, the sum of Total Indebtedness and Equity of such Person and its Consolidated Subsidiaries.

                  "Consolidated Subsidiary" shall mean any Subsidiary of a Person which was or shall be consolidated with such Person in any consolidated financial statement furnished to the Banks under this Agreement.

                  "Default" shall mean an Event of Default or an event which, with the notice or lapse of time or both specified in Article VII hereof, would become such an Event of Default.

                  "Derivative Obligations" shall mean any transaction which is a rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of these transactions).

                  "Designated Agents" shall mean Chase and Morgan.

                  "Dollars" and "$" shall mean lawful money of the United States of America.

                  "Domestic Loans" shall mean Syndicated Loans which bear interest at rates based upon the Base Rate.

                  "Effective Date" shall have the meaning attributed thereto in
Section 4.01 hereof.

                  "Equity" means at any time the sum of the following, for any Person and its Consolidated Subsidiaries:

                           (i) the amount of share capital liability, including common and preferred shares (less cost of treasury shares), plus

                           (ii) the amount of surplus and retained earnings (or, in the case of a surplus or retained earnings deficit minus the amount of such deficit).

                  "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, including (unless the context otherwise requires) any rules or regulations promulgated thereunder.

                  "Eurodollar Loans" shall mean Syndicated Loans, the interest rates on which are determined on the basis of rates referred to in the definition of "Fixed Base Rate".

                  "Event of Default" shall mean any of the Events of Default specified in Article VII hereof.

                  "Federal Funds Rate" shall mean, for any day, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided that (i) if the day for which such rate is to be determined is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (ii) if such rate is not so published for any day, the Federal Funds Rate for such day shall be the average rate charged to The Chase Manhattan Bank on such day on such transactions as determined by Chase.

                  "Fixed Base Rate" shall mean, with respect to any Fixed Rate Loan, the arithmetic mean (rounded upwards, if necessary, to the nearest 1/100 of 1%), as determined by Chase, of the rate per annum quoted by each Reference Bank at approximately 11:00 a.m. London time (or as soon thereafter as practicable) on the date two Business Days prior to the first day of the Interest Period for such Loan for the offering by such Reference Bank to leading banks in the London interbank market of Dollar deposits having a term comparable to such Interest Period and in an amount comparable to the principal amount of the Eurodollar Loan to be made by such Reference Bank for such Interest Period. If any Reference Bank is not participating in any Fixed Rate Loan, the Fixed Base Rate for such Loan shall be determined by reference to the amount of the Loan which such Reference Bank would have made had it been participating in such Loan. If any Reference Bank does not timely furnish such information for determination of any Fixed Base Rate, Chase shall determine such Fixed Base Rate on the basis of information timely furnished by the remaining Reference Banks.

                  "Fixed Rate" shall mean, for any Fixed Rate Loan, a rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) determined by Chase to be equal to the Fixed Base Rate for such Loan for the Interest Period for such Loan.

                  "Fixed Rate Loans" shall mean Eurodollar Loans.

                  "Indebtedness" shall mean, for any Person, all obligations for borrowed money or purchase money obligations of such Person which in accordance with generally accepted accounting principles would be shown on the balance sheet of such Person as a liability; all obligations under leases required to be capitalized under generally accepted accounting principles at the time of entering into such lease; all guarantees of such Person in respect of Indebtedness of others; Indebtedness of others secured by any mortgage, pledge, security interest, encumbrance, lien or charge upon property owned by such Person, whether or not assumed; Operating Lease Obligations; and, only as to any Consolidated Subsidiary of the Company, any Mandatory Preferred Stock of such Consolidated Subsidiary; provided that Indebtedness shall not include: (i) any Indebtedness evidence of which is held in treasury (but the subsequent resale of such Indebtedness shall be deemed to constitute the creation thereof); or (ii) any particular Indebtedness if, upon or prior to the maturity thereof, there shall have been deposited with the proper depositary, in trust, money or United States government securities (or evidences of such Indebtedness as permitted by the instrument creating such Indebtedness) in the necessary amount to pay, redeem or satisfy such Indebtedness; or (iii) only as to the Company, any Indebtedness of the Company to any of its Subsidiaries provided that such Indebtedness is subordinated in right of payment to the prior payment in full of the obligations of the Company to the Banks and the Agents under this Agreement and the termination in full of the Commitments hereunder (including interest accruing on such obligations after the date of any filing by the Company of any petition in bankruptcy or the commencement of any bankruptcy, insolvency or similar proceeding with respect to the Company) in the event that any Default under this Agreement shall have occurred and be continuing and in the event of any insolvency, bankruptcy or similar proceeding affecting the Company; or (iv) any indirect guarantees or other contingent obligations in respect of Indebtedness of other Persons, including agreements, contingent or otherwise, with such other persons or with third persons with respect to, or to permit or assure the payment of, obligations of such other persons, including, without limitation, agreements to purchase or repurchase obligations of such other persons, to advance or supply funds to, or to invest in, such other persons or to pay for properties, products or services of such other persons (whether or not conveyed, delivered or rendered); demand charge contracts, through-put, take-or-pay, keep-well, make-whole or maintenance of working capital or similar agreements; or guarantees with respect to rental or other similar periodic payments to be made by such other Persons, including, but without limiting the generality of the foregoing, the Guaranty Agreement dated as of June 1, 1968, as amended as of August 1, 1968, May 1, 1970, April 13, 1973, May 26, 1973 and November 30, 1984,
between Boise Cascade Corporation, the Company and Parish of Beauregard, Louisiana; or (v) any capitalized leases for space and/or equipment in respect of oil and gas production platforms not in excess of $25,000,000 in the aggregate; or (vi) any Indebtedness of Bear Creek Storage Company or Citrus Corp. that is shown on the balance sheet of the Company as a liability and which would not be required to be treated as Indebtedness of the Company or any of its Subsidiaries under generally accepted accounting principles as in effect on the date hereof but which is required to be treated as Indebtedness of the Company or any of its Subsidiaries as a result of a change in generally accepted accounting principles after the date hereof. For purposes of this Agreement, the principal amount of any Indebtedness of any Person (excluding Operating Lease Obligations and Mandatory Preferred Stock of a Consolidated Subsidiary) shall mean the amount required in accordance with generally accepted accounting principles to be shown as a liability on the balance sheet of such Person (or, in the case of Indebtedness of another Person required to be treated as Indebtedness of such Person under this Agreement, the balance sheet of such other Person) prepared as of the applicable date.

                  "Interest Payment Date" shall mean, as to any Loan, the last day of the Interest Period for such Loan and (i) with respect to a Set Rate Loan with an Interest Period longer than 90 days, the last day of each consecutive 90 day period (other than such last day if such last day occurs within two Business Days of the last day of such Interest Period) occurring during such Interest Period commencing with the first day of such Interest Period, (ii) with respect to a Eurodollar Loan with an Interest Period longer than three months, the last day of each consecutive three month period (other than such last day if such last day occurs within two Business Days of the last day of such Interest Period) occurring during such Interest Period commencing with the first day of such Interest Period and (iii) with respect to a Domestic Loan, each Quarterly Date that occurs prior to the end of the Interest Period for such Loan.

                  "Interest Period" shall mean, for any Loan, the period provided for such Loan pursuant to Section 2.03 hereof.

                  "Loans" shall mean Money Market Loans, Syndicated Loans and Swingline Loans.

                  "Majority Banks" shall mean Banks having at least 66-2/3% of the aggregate amount of the Commitments; provided that, if the Commitments shall have terminated, Majority Banks shall mean Banks and SPCs holding at least 66-2/3% of the aggregate unpaid principal amount of the Loans.

                  "Mandatory Preferred Stock" shall mean, for any Person, the aggregate stated liquidation value of any outstanding preferred stock issued by such Person which is required to be redeemed, in whole or in part, by sinking fund or other mandatory payments at any time prior to the Commitment Termination Date.

                  "Moody's" shall mean Moody's Investor Service, Inc.

                  "Money Market Borrowing" shall have the meaning assigned to such term in Section 1.02(b) hereof.

                  "Money Market Loans" shall mean the loans provided for by
Section 1.02 hereof.

                  "Money Market Note" shall have the meaning assigned to such term in Section 1.10(b) hereof.

                  "Money Market Quote" shall mean an offer in accordance with
Section 1.02(c) hereof by a Bank to make a Money Market Loan with one single specified interest rate.

                  "Money Market Quote Request" shall have the meaning assigned to such term in Section 1.02(b) hereof.

                  "Money Market Rate" shall have the meaning assigned to such term in Section 1.02(c)(ii)(C) hereof.

                  "Morgan" shall mean Morgan Guaranty Trust Company of New York in its capacity as the Syndication Agent.

                  "Note" shall mean a Syndicated Note, a Money Market Note or a Swingline Note.

                  "Operating Lease Obligations" shall mean, for the Company at any date, if the minimum annual rental commitments of the Company and its Consolidated Subsidiaries as lessee under leases (other than capital leases and mineral leases) in effect on such date for the fiscal year in which such date occurs shall exceed $30,000,000, the minimum rental commitments of the Company and its Consolidated Subsidiaries as lessee over the remaining terms of such leases that cause such minimum annual rental commitments to exceed $30,000,000, discounted to present value at the rate of 10% per annum. For purposes of this definition, rental payments under leases having the longest terms and which cannot be canceled by the Lessee without the incurrence of a substantial penalty shall be deemed to be those leases that cause such aggregate minimum rental commitments to exceed $30,000,000.

                  "PBGC" shall mean the Pension Benefit Guaranty Corporation and any entity succeeding to any or all of its functions under ERISA.

                  "Person" shall mean an individual, a corporation, a company, a voluntary association, a partnership, a trust, an unincorporated organization or a government or any agency, instrumentality or political subdivision thereof.

                  "Plan" shall mean any employee benefit or other plan maintained by the Company or any Subsidiary of the Company for its employees and covered by Title IV of ERISA.

                  "Post-Default Rate" shall mean, in respect of any amount payable under this Agreement which is not paid when due (whether at stated maturity, by acceleration or otherwise), a rate per annum for each day during the period from the due date of such amount until such amount shall be paid in full equal to 2% above the Base Rate in effect on such day (provided that, if the amount so in default is principal of a Fixed Rate Loan or a Money Market Loan and the due date thereof is a day other than the last day of the Interest Period therefor, the "Post-Default Rate" for such principal shall be, for the period from and including such due date to but excluding the last day of the Interest Period for such Loan, 2% above the interest rate for such Loan as provided in Section 2.02 hereof and, thereafter, the rate provided for above in this definition).

                  "Prime Rate" shall mean the rate of interest from time to time announced by Chase at its Principal Office as its prime commercial lending rate.

                  "Principal Office" shall mean (i) with respect to Chase or The Chase Manhattan Bank, its principal office in New York, New York, presently located at 1 Chase Manhattan Plaza, New York, N.Y. and (ii) with respect to Morgan, its principal office in New York, New York, presently located at 60 Wall Street, New York, N.Y.

                  "Quarterly Dates" shall mean the last day of each March, June, September and December, commencing on the first such date after the Effective Date.

                  "Quarterly Period" shall mean the period of three consecutive calendar months ending on each Quarterly Date.

                  "Quotation Date" shall have the meaning attributed thereto in
Section 1.02(b)(iv) hereof.

                  "Rating Level" shall mean, as of any day, the level indicated below opposite the statement that is correct with respect to the ratings of the Company's senior unsecured long-term debt securities as of such day, provided, that if the ratings of S&P and Moody's on such day fall within different levels, the level shall be the level which is one level above the level with the lower rating unless there is a difference of more than two levels, in which case the level shall be the level which is one level below the level with the higher rating:

                  Rating                                                Level
                  ------                                                -----
                  A- or better by S&P or A3 or better by Moody's          I

                  BBB+ by S&P or Baa1 by Moody's                          II

                  BBB by S&P or Baa2 by Moody's                           III

                  BBB- by S&P or Baa3 by Moody's                          IV

                  Rating                                                Level
                  ------                                                -----
                  Below BBB- by S&P and below Baa3 by Moody's             V

For purposes of this definition, "I" shall be the highest level and "V" shall be the lowest level. If any rating established or deemed to have been established by Moody's or S&P shall be changed, such change shall be effective as of the date on which it is first announced by the applicable rating agency. Each change in the Rating Level shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change. If the rating system of Moody's or S&P shall change so as to make the above ratings inapplicable, or if either such rating agency shall cease to be in the business of rating corporate debt obligations or shall no longer have in effect a rating for any reason, the Company and the Banks shall negotiate in good faith to amend the references to specific ratings in this definition to reflect such changed rating system or the non-availability of ratings from such rating agency or to select a substitute rating agency and pending or in the absence of any agreement the Rating Level will be determined by reference to the single available rating, if any, or, in the absence of any rating, then such rating agencies will be deemed to have established a rating in Level V.

                  "Reference Banks" shall mean The Chase Manhattan Bank and Morgan Guaranty Trust Company of New York (or their Applicable Lending Offices, as the case may be).

                  "Regulation D" shall mean Regulation D of the Board of Governors of the Federal Reserve System (or any successor), as the same may be amended or supplemented from time to time.

                  "Regulatory Change" shall mean, with respect to any Bank, any change after the date of this Agreement in United States Federal, state or foreign law or regulations (including, without limitation, Regulation D) or the adoption or making after such date of any interpretation, directive or request applying to a class of banks including such Bank of or under any United States Federal, state or foreign law or regulations (whether or not having the force of law) by any court or governmental or monetary authority charged with the interpretation or administration thereof.

                  "Restricted Subsidiaries" shall mean SNG, Sonat Exploration, and any other Subsidiary of the Company which shall acquire or succeed to all or any substantial part of the assets or the stock of any such Restricted Subsidiary (in which case any references to any such Restricted Subsidiary in this Agreement shall, mutatis mutandis, be deemed to refer to such other Subsidiary).

                  "Set Rate Auction" shall mean a solicitation of Money Market Quotes setting forth Money Market Rates pursuant to Section 1.02 hereof.

                  "Set Rate Loans" shall mean Money Market Loans the interest rates on which are determined on the basis of Money Market Rates pursuant to a Set Rate Auction.

                  "SNG" shall mean Southern Natural Gas Company, a wholly-owned Subsidiary of the Company (except for directors' qualifying shares).

                  "Sonat Exploration" shall mean Sonat Exploration Company, a wholly-owned Subsidiary of the Company (except for directors' qualifying shares).

                  "S&P" shall mean Standard & Poor's Corporation.

                  "SPC" shall have the meaning provided in Section 8.09(b).

                  "Subsidiary" shall mean, as to any Person, any corporation, partnership or other entity at least a majority of whose securities or other ownership interests having ordinary voting power for the election of directors or other persons performing similar functions of such corporation, partnership or entity (other than securities or other ownership interests having such power only by reason of the happening of a contingency) are at the same time owned by such Person and/or one or more of its other Subsidiaries.

                  "SunTrust" shall mean SunTrust Bank, Atlanta, in its capacity as the Documentation Agent.

                  "Swingline Account" shall mean the account of the Company maintained with the Swingline Bank at its Lending Office which the Company and the Swingline Lender shall designate as the Swingline Account for purposes of this Agreement.

                  "Swingline Bank" shall mean SunTrust Bank, Atlanta, in its capacity as the lender of Swingline Loans.

                  "Swingline Business Day" shall mean any day on which commercial banks are not authorized or required to close in Atlanta, Georgia.

                  "Swingline Commitment" shall mean the obligation of the Swingline Bank to make Swingline Loans pursuant to Section 1.03 hereof in an aggregate principal amount at any one time outstanding up to but not exceeding $60,000,000.

                  "Swingline Loans" shall have the meaning assigned to such term in Section 1.03 hereof.

                  "Swingline Note" shall have the meaning assigned to such term in Section 1.10(c) hereof.

                  "Syndicated Loans" shall mean the loans provided for by
Section 1.01 hereof.

                  "Syndicated Note" shall have the meaning assigned to such term in Section 1.10(a) hereof.

                  "Termination Event" shall mean any event or condition which would constitute grounds under Section 4042 of ERISA for the termination of, or for the appointment of a trustee to administer, any Plan.

                  "Total Indebtedness" shall mean, for any Person, the aggregate unpaid principal amount of the Indebtedness of such Person and its Consolidated Subsidiaries (excluding Indebtedness of any Consolidated Subsidiary to such Person or another such Consolidated Subsidiary and, except for the Company, Indebtedness of such Person to any of its Consolidated Subsidiaries).

                                                                      SCHEDULE 2

                                 LENDING OFFICES
                                     AND/OR


                              ADDRESSES FOR NOTICES

1.       SONAT INC.

         Address for Notices:
         -------------------
              AmSouth-Sonat Tower
              1900 Fifth Avenue North
              Birmingham, Alabama 35202-2563
              Attention: Treasurer

              Fax: 205-325-7490
              Telex: 4955644
              Answerback: SNGC UI

                  2. The Chase Manhattan Bank (as a Bank and as Administrative Agent)

         Lending Office for All Types of Loans:
         --------------------------------------
              The Chase Manhattan Bank
              1 Chase Manhattan Plaza
              New York, New York 10081

         Address for Notices:
         --------------------
              The Chase Manhattan Bank
              1 Chase Manhattan Plaza
              New York, New York 10081
              Attention: Loan and Agency Services
                         Lisa Pucciarelli

              Telephone: 212-552-7886
              Fax: 212-552-5777


         With copies to:
         ---------------
              The Chase Manhattan Bank
              270 Park Avenue
              New York, New York 10017
              Attention: Oil & Gas Group
                         Mary Jo Woodford
                         Renee Goldstein

              Chase Securities, Inc.
              270 Park Avenue

              New York, New York 10017-2070
              Attention: Financial Products Money Market Management
                         6th floor

              Chase Securities, Inc.
              1100 Milan, Suite 2345
              Houston, Texas 77002

                  3.       Morgan Guaranty Trust Company
           OF NEW YORK (AS A BANK AND AS SYNDICATION AGENT)

         Lending Office for Domestic Loans:
         ----------------------------------
              Morgan Guaranty Trust Company of New York
              60 Wall Street
              New York, New York 10260

         Lending Office for Eurodollar Loans:
         ------------------------------------
              Morgan Guaranty Trust Company of New York
              Nassau Bahamas Office
              c/o J.P. Morgan Services Inc.
              Euro-Loan Servicing Unit - Loan Operations
              500 Stanton-Christiana Road - 3rd Fl.
              Newark, Delaware 19713

         Address for Notices:
         --------------------
              Morgan Guaranty Trust Company of New York
              c/o J.P. Morgan Services Inc.
              500 Stanton-Christiana Road
              Newark, Delaware 19713
              Attention: Deborah Jones
                         Loan Department-Unit 22

              Telephone: 302-634-1940
              Fax: 302-634-1872
              Telex: 177615
              Answerback: MGT UT

                  4.       The Toronto-Dominion Bank

         Lending Office for All Types of Loans:
         --------------------------------------
              The Toronto-Dominion Bank
              909 Fannin Street
              17th Floor
              Houston, TX 77010

         Address for Notices:
         --------------------
              The Toronto-Dominion Bank
              909 Fannin Street
              17th Floor
              Houston, TX 77010

              Telephone: 713-653-8200
              Fax: 713-951-9921

                  5.       The Bank of Nova Scotia

         Lending Office for All Types of Loans:
         --------------------------------------
              The Bank of Nova Scotia
              600 Peachtree Street, N.E.
              Suite 2700
              Atlanta, Georgia 30308

         Address for Notices:
         --------------------
              The Bank of Nova Scotia
              600 Peachtree Street, N.E.
              Suite 2700
              Atlanta, Georgia 30308
              Attention: Eudia Smith

              Telephone: 404-877-1553
              Fax: 404-888-8998

                           6.       Bank of America, N.T. & S.A.

         Lending Office for All Types of Loans:
         --------------------------------------
              Bank of America (Houston)
              Three Allen Center, 333 Clay St.
              Houston, TX 77002

         Address for Notices:
         --------------------
              Bank of America (Houston)
              Three Allen Center, 333 Clay St.
              Houston, TX 77002
              Attention: Robert R. Ingersall

              Telephone: 713-651-4922
              Fax: 713-651-4808

        7.        SunTrust Bank, Atlanta (as a Bank,
                           as the Swingline Bank and as Documentation Agent)

         Lending Office for All Types of Loans:
         --------------------------------------
              SunTrust Bank, Atlanta
              25 Park Place
              Atlanta, Georgia 30303

         Address for Notices:
         --------------------
              SunTrust Bank, Atlanta
              P.O. Box 4418, Mail Code 120
              Atlanta, Georgia 30303
              Attention: Gina Muncus

              Telephone: 404-658-4624
              Fax: 404-827-6270
              Telex: 54220
              Answerback: TruscoIntAtl

                  8.       Credit Lyonnais New York Branch

         Lending Office for All Types of Loans
         -------------------------------------
              Credit Lyonnais New York Branch
              c/o Credit Lyonnais Houston Representative Office
              1000 Louisiana, Suite #5360
              Houston, Texas 77002

         Address for Notices:
         --------------------
              Credit Lyonnais New York Branch
              c/o Credit Lyonnais Houston Representative Office
              1000 Louisiana, Suite #5360
              Houston, Texas 77002
              Attention: Richard S. Kaufman
                         Vice President

              Telephone: (713) 751-0500
              Fax: (713) 751-0307
              Telex: 6868674
              Answerback: CL HOU UN

                  9.       NationsBank of Texas, N.A.

         Lending Office for All Types of Loans:
         --------------------------------------
              NationsBank of Texas, N.A.
              700 Louisiana
              Houston, TX 77002

         Address for Notices:
         --------------------
              NationsBank of Texas, N.A.
              700 Louisiana
              Houston, TX 77002
              Attention: Energy Group

              Telephone: 713-247-6078
              Fax: 713-247-6432
              Telex: 6829317
              Answerback: NationSBk DAL

                  10.      Mellon Bank, N.A.

         Lending Office for All Types of Loans:
         --------------------------------------
              Mellon Bank, N.A.
              The Mellon Bank Center
              Loan Administration
              Room 1203
              Pittsburgh, PA 15259
              Attention: Supervisor

              Telephone: 412-234-4087
              Fax: 412-236-2027

         Address for notices:
         --------------------
              Mellon Bank, N.A.
              One Mellon Bank Center
              Room 4425
              Pittsburgh, PA 15258
              Attention: A. Gary Chace
                         Manager, Energy Services Group

              Telephone: 412-236-2786
              Fax: 412-236-1840

         Address for Notices Regarding Money Market Loans
         ------------------------------------------------
              Mellon Bank, N.A.
              One Mellon Bank Center
              Capital Markets, Room 151-0400
              Pittsburgh, PA 15258-0001
              Attention: Marilyn Wagner

              Telephone: (412) 234-1693
              Fax: (412) 234-7834

                  11.      Wachovia Bank of Georgia, N.A.

         Lending Office for All Types of Loans:
         --------------------------------------
              Wachovia Bank of Georgia, N.A.
              191 Peachtree Street N.E.
              29th Floor
              Atlanta, Georgia 30303-1757

         Address for Notices:
         --------------------
              Wachovia Bank of Georgia, N.A.
              191 Peachtree Street N.E.
              29th Floor
              Atlanta, Georgia 30303-1757
              Attention: Lanny Nixon
                         Assistant Vice President

              Telephone: 404-332-4884
              Fax: 404-332-5016

                  12.      AmSouth Bank

         Lending Office for All Types of Loans:
         --------------------------------------
              AmSouth Bank
              1900 Fifth Avenue North
              Birmingham, Alabama 35203

         Address for Notices:
         --------------------
              AmSouth Bank
              1900 Fifth Avenue North
              Birmingham, Alabama 35203
              Attention: David A. Simmons
                         Senior Vice President

              Telephone: 205-326-5924
              Fax: 205-801-0157

                  13.      The Bank of Tokyo - Mitsubishi, Limited


         Lending Office for All Types of Loans:
         --------------------------------------
              The Bank of Tokyo - Mitsubishi, Limited
                  Atlanta Agency
              133 Peachtree Street, N.E.
              Georgia Pacific Center # 4970
              Atlanta, GA 30303-1808

         Address for Notices:
         --------------------
              The Bank of Tokyo - Mitsubishi, Limited
                  Atlanta Agency
              133 Peachtree Street, N.E.
              Georgia-Pacific Center, Suite 4970
              Atlanta, GA 30303-1808
              Attention: Bill Otott

              Telephone: 404-577-2960
              Fax: 404-577-1155

                  14.      PNC Bank, National Association

         Lending Office for All Types of Loans
         -------------------------------------
              PNC Bank, National Association
              Natural Resources Department
              One PNC Plaza, 3rd Floor
              249 Fifth Avenue
              Pittsburgh, PA 15222-2707

         Address for Notices:
         --------------------
              PNC Bank, National Association
              Natural Resources Department
              One PNC Plaza, 3rd Floor
              249 Fifth Avenue
              Pittsburgh, PA 15222-2707
              Attention: Drew Potts

              Telephone: 412-762-2572
              Fax: 412-762-2571

                  15.      Regions Bank

         Lending Office for All Types of Loans
         -------------------------------------
              Regions Bank (Birmingham)
              417 North 20th Street
              Birmingham AL 35202

         Address for Notices:
         --------------------
              Regions Bank (Birmingham
              417 North 20th Street
              Birmingham, AL 35202
              Attention: Chuck Allen

              Telephone: (205) 326-7003
              Fax: (205) 326-7739

                  16.      Kredietbank, N.V.

         Lending Office for All Types of Loans
         -------------------------------------
              Kredietbank (Atlanta)
              1349 West Peachtree Street, Suite 1750
              Atlanta, GA 30309

         Address for Notices:
         --------------------
              Kredietbank (Atlanta)
              1349 West Peachtree Street, Suite 1750
              Atlanta, GA 30309
              Attention: Michael Sawicki

              Telephone: (404) 876-2556
              Fax: (404) 876-3212

                  17.      Compass Bank

         Lending Office for All Types of Loans
         -------------------------------------
              Compass Bank
              15 20th Street South
              Birmingham, AL 25233

         Address for Notices:
         --------------------
              Compass Bank
              15 20th Street South
              Birmingham, AL 25233
              Attention: Todd Liscomb

              Telephone: (205) 933-3992
              Fax: (205) 933-3926

                  18.      Fuji Bank Ltd.

         Lending Office for All Types of Loans
         -------------------------------------
              Fuji Bank Ltd. (Atlanta)
              Suite 2100 of the Marquis One Tower
              245 Peachtree Center Avenue NE
              Atlanta, GA 30303
              Attention: Connie Fowls

              Telephone: (404) 215-3304

         Address for Notices:
         --------------------
              Fuji Bank Ltd. (Atlanta)
              Suite 2100 of the Marquis One Tower

              245 Peachtree Center Avenue NE
              Atlanta, GA 30303
              Attention: Clarence Mahovlich

              Telephone: (404) 215-3316
              Fax: (404) 653-2119

                  19.      Royal Bank of Canada

         Lending Office for All Types of Loans
         -------------------------------------
              Royal Bank of Canada, New York
              Financial Square, 23rd Floor
              New York NY 10005-3531
              Attention: Asst. Manager, Loan Processing

              Telephone: (212) 428-6321
              Fax: (212) 428-2372

         Address for Notices:
         --------------------
              Royal Bank of Canada
              c/o Royal Bank of Canada
              Financial Square, 23rd Floor
              New York NY 10005-3531

              Telephone:
              Fax: (212) 428-2372

         With Copies to:
         ---------------
              Royal Bank of Canada
              Attn: Gil Benard
              12450 Greenspoint Drive, Suite 1450
              Houston, TX 77060

              Telephone: (281) 874-5662
              Fax: (281) 874-0081

                  20.      Bank of New York

         Lending Office for All Types of Loans
         -------------------------------------
              Bank of New York
              One Wall Street
              New York, NY 10286

         Address for Notices:
         --------------------
              Bank of New York
              One Wall Street

              New York, NY 10286
              Attention: Steven Kalachman

              Telephone: (212) 635-7881
              Fax: (212) 635-7923

                  21.      Societe Generale

         Lending Office for All Types of Loans
         -------------------------------------
              Societe Generale, Southwest Agency
              1111 Bagby Street, Suite 2020
              Houston, TX  77002
              Attention: Richard A. Gould, Vice President

              Telephone: 713-759-6300
              Fax: 713-650-0824

         Address for Notices:
         --------------------
              Societe Generale
              2001 Ross Avenue, Suite 4800
              Dallas, TX 75201
              Attention: Lia Guerra

              Telephone: 214-979-2769
              Fax: 214-979-1104

         With copy to:
         -------------
              Societe Generale (Houston)
              1111 Bagby, Suite 2020
              Houston, TX 77002
              Attention: Richard A. Gould

              Telephone: (713) 759-6324
              Fax: (713) 650-0824

                                                                      SCHEDULE 3


                 BANKS                                              COMMITMENT
THE CHASE MANHATTAN BANK                                           $ 65,000,000

MORGAN GUARANTY TRUST COMPANY OF NEW YORK                            62,500,000

SUNTRUST BANK, ATLANTA                                               62,500,000

BANK OF AMERICA, N.T. & S.A.                                         40,000,000

CREDIT LYONNAIS NEW YORK BRANCH                                      40,000,000

NATIONSBANK OF TEXAS, N.A.                                           40,000,000

TORONTO DOMINION (TEXAS), INC.                                       40,000,000

THE BANK OF NOVA SCOTIA                                              30,000,000

BANK OF TOKYO - MITSUBISHI, LTD.                                     30,000,000

KREDIETBANK N.V.                                                     30,000,000

MELLON BANK, N.A.                                                    30,000,000

PNC BANK, NATIONAL ASSOCIATION                                       30,000,000

ROYAL BANK OF CANADA                                                 30,000,000

SOCIETE GENERALE                                                     30,000,000

AMSOUTH BANK                                                         25,000,000

BANK OF NEW YORK                                                     25,000,000

THE FUJI BANK LTD., ATLANTA AGENCY                                   25,000,000

REGIONS BANK                                                         25,000,000

WACHOVIA BANK OF GEORGIA, N.A.                                       25,000,000

COMPASS BANK                                                         15,000,000
                                                                   ------------
                                                                   $700,000,000

                                                                     EXHIBIT A-1



                       [Form of Note for Syndicated Loans]


                                 PROMISSORY NOTE
$______________                                               ____________, 19__
                                                              New York, New York

                  FOR VALUE RECEIVED, SONAT INC., a Delaware corporation (the "Company"), hereby promises to pay to ______________ (the "Bank"), for account of its respective Applicable Lending Offices provided for by the Credit Agreement referred to below, at the principal office of The Chase Manhattan Bank at 1 Chase Manhattan Plaza, New York, New York 10081, the principal sum of _____________ Dollars (or such lesser amount as shall equal the aggregate unpaid principal amount of the Syndicated Loans made by the Bank to the Company under the Credit Agreement), in lawful money of the United States of America and in immediately available funds, on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount of each such Syndicated Loan, at such office, in like money and funds, for the period commencing on the date of such Syndicated Loan until such Syndicated Loan shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement.

                  The date, amount, type, interest rate and maturity date of each Syndicated Loan made by the Bank to the Company, and each payment made on account of the principal thereof, shall be recorded by the Bank on its books and, prior to any transfer of this Note, endorsed by the Bank on the schedule attached hereto or any continuation thereof. The failure of the Bank to make any notation or entry or any error in such a notation or entry shall not, however, limit or otherwise affect any obligation of the Company under the Credit Agreement or this Note.

                  This Note is one of the Notes referred to in the Credit Agreement (as modified and supplemented and in effect from time to time, the "Credit Agreement") dated as of January 26, 1998, among the Company, the banks named therein and The Chase Manhattan Bank, as Administrative Agent, Morgan Guaranty Trust Company of New York, as Syndication Agent, and SunTrust Bank, Atlanta, as Documentation Agent, and evidences Syndicated Loans made by the Bank thereunder. Capitalized terms used in this Note have the respective meanings assigned to them in the Credit Agreement.

                  The Credit Agreement provides for the acceleration of the maturity of this Note upon the occurrence of certain events and for prepayments of Loans upon the terms and conditions specified therein.

                  This Note shall be governed by, and construed in accordance with, the law of the State of New York.

                                        SONAT INC.



                                        By
                                             -----------------------------------
                                             Title:

                                SCHEDULE OF LOANS

                  This Note evidences Loans made under the within-described Credit Agreement to the Company, on the dates, in the principal amounts, of the types, bearing interest at the rates and maturing on the dates set forth below, subject to the payments and prepayments of principal set forth below:


                 Principal
     Date          Amount         Type                        Maturity       Amount         Unpaid
      of             of            of          Interest       Date of        Paid or      Principal      Notation
     Loan           Loan          Loan           Rate           Loan         Prepaid        Amount        Made by
     ----        ---------        ----         --------       --------       -------      ---------      --------


                                                                     EXHIBIT A-2





                      [Form of Note for Money Market Loans]


                                 PROMISSORY NOTE
                                                              _____________, 19_
                                                              New York, New York

                  FOR VALUE RECEIVED, SONAT INC., a Delaware corporation (the "Company"), hereby promises to pay to __________________ (the "Bank"), for account of its respective Applicable Lending Offices provided for by the Credit Agreement referred to below, at the principal office of The Chase Manhattan Bank at 1 Chase Manhattan Plaza, New York, New York 10081, the aggregate unpaid principal amount of the Money Market Loans made by the Bank to the Company under the Credit Agreement, in lawful money of the United States of America and in immediately available funds, on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount of each such Money Market Loan, at such office, in like money and funds, for the period commencing on the date of such Money Market Loan until such Money Market Loan shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement.

                  The date, amount, interest rate and maturity date of each Money Market Loan made by the Bank to the Company, and each payment made on account of the principal thereof, shall be recorded by the Bank on its books and, prior to any transfer of this Note, endorsed by the Bank on the schedule attached hereto or any continuation thereof. The failure of the Bank to make any notation or entry or any error in such a notation or entry shall not, however, limit or otherwise affect any obligation of the Company under the Credit Agreement or this Note.

                  This Note is one of the Notes referred to in the Credit Agreement (as modified and supplemented and in effect from time to time, the "Credit Agreement") dated as of January 26, 1998, among the Company, the banks named therein and The Chase Manhattan Bank, as Administrative Agent, Morgan Guaranty Trust Company of New York, as Syndication Agent, and SunTrust Bank, Atlanta, as Documentation Agent, and evidences Money Market Loans made by the Bank thereunder. Capitalized terms used in this Note have the respective meanings assigned to them in the Credit Agreement.

                  The Credit Agreement provides for the acceleration of the maturity of this Note upon the occurrence of certain events and for prepayments of Loans upon the terms and conditions specified therein.

                  This Note shall be governed by, and construed in accordance with, the law of the State of New York.

                                        SONAT INC.



                                        By
                                             -----------------------------------
                                             Title:

                                SCHEDULE OF LOANS

                  This Note evidences Loans made under the within-described Credit Agreement to the Company, on the dates, in the principal amounts, bearing interest at the rates and maturing on the dates set forth below, subject to the payments and prepayments of principal set forth below:


                      Principal
      Date             Amount                            Maturity           Amount            Unpaid
       of                of             Interest          Date of          Paid or          Principal         Notation
      Loan              Loan              Rate             Loan            Prepaid            Amount           Made by
      ----            ---------         --------         --------          -------          ---------         --------


                                                                     EXHIBIT A-3



                       [Form of Note for Swingline Loans]


                                 PROMISSORY NOTE
$__________________                                           ____________, 19__
                                                              New York, New York

                  FOR VALUE RECEIVED, SONAT INC., a Delaware corporation (the "Company"), hereby promises to pay to SUNTRUST BANK, ATLANTA (the "Bank"), for account of its respective Applicable Lending Offices provided for by the Credit Agreement referred to below, at the principal office of The Chase Manhattan Bank at 1 Chase Manhattan Plaza, New York, New York 10081, the principal sum of ____________ Dollars (or such lesser amount as shall equal the aggregate unpaid principal amount of the Swingline Loans made by the Bank to the Company under the Credit Agreement), in lawful money of the United States of America and in immediately available funds, on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount of each such Swingline Loan, at such office, in like money and funds, for the period commencing on the date of such Swingline Loan until such Swingline Loan shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement.

                  The date, amount, type, interest rate and maturity date of each Swingline Loan made by the Bank to the Company, and each payment made on account of the principal thereof, shall be recorded by the Bank on its books and, prior to any transfer of this Note, endorsed by the Bank on the schedule attached hereto or any continuation thereof. The failure of the Bank to make any notation or entry or any error in such a notation or entry shall not, however, limit or otherwise affect any obligation of the Company under the Credit Agreement or this Note.

                  This Note is one of the Notes referred to in the Credit Agreement (as modified and supplemented and in effect from time to time, the "Credit Agreement") dated as of January 26, 1998, among the Company, the banks named therein and The Chase Manhattan Bank, as Administrative Agent, Morgan Guaranty Trust Company of New York, as Syndication Agent, and SunTrust Bank, Atlanta, as Documentation Agent, and evidences Swingline Loans made by the Bank thereunder. Capitalized terms used in this Note have the respective meanings assigned to them in the Credit Agreement.

                  The Credit Agreement provides for the acceleration of the maturity of this Note upon the occurrence of certain events and for prepayments of Loans upon the terms and conditions specified therein.

                  This Note shall be governed by, and construed in accordance with, the law of the State of New York.

                                        SONAT INC.



                                        By
                                             -----------------------------------
                                             Title:

                                SCHEDULE OF LOANS

                  This Note evidences Loans made under the within-described Credit Agreement to the Company, on the dates, in the principal amounts, of the types, bearing interest at the rates and maturing on the dates set forth below, subject to the payments and prepayments of principal set forth below:


                 Principal
     Date          Amount         Type                        Maturity       Amount        Unpaid
      of             of            of          Interest       Date of        Paid or      Principal      Notation
     Loan           Loan          Loan           Rate           Loan         Prepaid        Amount        Made by
     ----         --------        ----         --------       --------       -------      ---------      --------


                                                                       EXHIBIT B



               [Form of Opinion of Special Counsel to the Company]

                                                                January __, 1998

To the Banks party to the Agreement
         referred to below and The Chase
         Manhattan Bank, as Administrative
         Agent, Morgan Guaranty Trust Company
         of New York, as Syndication Agent and
         SunTrust Bank, Atlanta, as Documentation
         Agent

Dear Sirs:

                  We have acted as special counsel for Sonat Inc., a Delaware corporation (the "Company"), in connection with the execution and delivery of the Credit Agreement (the "Agreement") dated as of January 26, 1998, among the Company, the Banks named therein and The Chase Manhattan Bank, as Administrative Agent, Morgan Guaranty Trust Company of New York, as Syndication Agent and SunTrust Bank, Atlanta, as Documentation Agent.

                  This opinion is delivered to you pursuant to Section 4.01(v) of the Agreement. All capitalized terms not otherwise defined herein shall have the meanings attributed to them in the Agreement.

                  In this connection, and as a basis for the opinions expressed below, we have examined or relied upon originals or copies, certified or otherwise identified to our satisfaction, of such records, instruments, certificates and other documents, have made such inquiries as to questions of fact of officers and representatives of the Company and have made such examinations of law as we have deemed necessary or appropriate for purposes of giving the opinions hereinafter expressed. As to certain matters in respect of the opinions expressed in paragraphs 1 and 2 below, we have relied, with your permission, solely on the opinion, a copy of which is attached hereto, of William A. Smith, Executive Vice President and General Counsel.

                  In rendering the opinions expressed below, we have assumed that the Agreement has been duly authorized, executed and delivered by each party thereto other than the Company, that each party thereto other than the Company has the requisite power and authority to execute, deliver and perform the Agreement, and that such execution, delivery and performance by such other parties does not and will not breach, conflict with or constitute a violation of the laws or governmental rules or regulations of any jurisdiction.

                  Each of the opinions expressed below is restricted to matters controlled or affected by Federal laws, the General Corporation Law of the State of Delaware and the laws of the State of New York.

                  On the basis of the foregoing, it is our opinion that:

                           1. The Company is a corporation duly incorporated,
                  validly existing and in good standing under the laws of the State of Delaware and is duly licensed or qualified to do business and is in good standing in the States of Alabama, Texas and New York, constituting those states which we have been advised are the states in which the Company believes the conduct of its business or the ownership of its assets requires such qualification, and the Company has the corporate power to make the Agreement and the Notes and to borrow under the Agreement.

                           2. The making and performance by the Company of the
                  Agreement and the Notes and borrowings under the Agreement have been duly authorized by all necessary corporate action and do not and will not contravene any provision of law applicable to the Company or of the certificate of incorporation or by-laws of the Company or result in the material breach of, or constitute a material default or require any consent under, or result in the creation of any material lien, charge or other security interest or encumbrance (except as may be required by the Agreement) upon any property or assets of the Company pursuant to, any indenture or other agreement or instrument to which the Company is a party or by which the Company or any of its property may be bound or affected.

                           3. No approval, license or consent of any
                  governmental regulatory body is requisite to the making and performance by the Company of the Agreement or the execution, delivery and payment of the Notes.

                           4. The Agreement and the Notes have been duly
                  executed and delivered by the Company and each constitutes a valid and binding agreement of the Company enforceable in accordance with its terms (subject to applicable bankruptcy, fraudulent conveyance, fraudulent transfer, preferential transfer, insolvency, moratorium and other like laws of general application affecting creditors' rights and to the application of general principles of equity, including without limitation concepts of materiality, reasonableness, good faith and fair dealing and whether considered in a proceeding in equity or at law), except that we express no opinion as to (i)
                  Section 2.06(c) of the Agreement or (ii) the effect of the law of any jurisdiction (other than the State of New York) wherein any Bank (including any of its Applicable Lending Offices) may be located which limits rates of interest which may be charged or collected by such Bank or (iii) whether a Federal or state court outside of the State of New York would give effect to the choice of New York law provided for in the Agreement and the Notes.

                  In connection with the above, we wish to point out that provisions of the Agreement which permit any Agent or any Bank to take action or make determinations or allocations, or to benefit from indemnities and similar undertakings of the Company, may be subject to a requirement that such action be taken or such determinations or allocations be made, and that any action or inaction by an Agent or a Bank which may give rise to a request for payment under such an indemnity or similar undertaking be taken or not taken, on a reasonable basis and in good faith.

                                        Very truly yours,

                                                                  (ATTACHMENT TO
                                                                      EXHIBIT B)



                      [Form of Opinion of General Counsel]

                                                                January __, 1998

Hughes Hubbard & Reed LLP
One Battery Park Plaza
New York, New York 10004

Dear Sirs:

                  As Executive Vice President and General Counsel of Sonat Inc., a Delaware corporation (the "Company"), I am familiar with the Credit Agreement (the "Agreement") dated as of January 26, 1998, among the Company, the Banks named therein and The Chase Manhattan Bank, as Administrative Agent, Morgan Guaranty Trust Company of New York, as Syndication Agent and SunTrust Bank, Atlanta, as Documentation Agent.

                  This opinion is delivered to you in connection with the opinion which you are rendering pursuant to Section 4.01(v) of the Agreement. You may rely on this opinion in rendering your opinion, you may attach a copy hereof to your opinion and the Banks may rely on this opinion as if it were addressed to them. All capitalized terms not otherwise defined herein shall have the meaning attributed to them in the Agreement.

                  In this connection, and as a basis for the opinions expressed below, I have examined or relied upon originals or copies certified or otherwise identified to my satisfaction, of such records, instruments, certificates and other documents, have made inquiries as to questions of fact of officers and representatives of the Company and have made such examinations of law as I have deemed necessary or appropriate for purposes of giving the opinions hereinafter expressed.

                  On the basis of the foregoing, it is my opinion that:

                           1. The Company is duly licensed or qualified to do
                  business and is in good standing in the States of Alabama, Texas and New York, constituting those states in which the Company believes the conduct of its business or the ownership of its assets requires such qualification.

                           2. The making and performance by the Company of the
                  Agreement and the Notes and borrowings under the Agreement do not and will not contravene any provision of law of the State of Alabama or the United States applicable to the Company by virtue of the nature of its or any of its Subsidiaries' businesses or of the properties owned or leased by any of them or result in the material breach of, or constitute a material default or require any consent under, or result in the creation of any material lien, charge or other security interest or encumbrance upon any property or assets of the Company pursuant to, any indenture or other agreement or instrument to which the Company is a party or by which the Company or any of its property may be bound or affected.

                           3. The Company is not an "investment company" or a
                  company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

                           4. Neither the Company nor any of its Subsidiaries is
                  subject to regulation under the Public Utility Holding Company Act of 1935, as amended.

                                        Very truly yours,

                                                                       EXHIBIT C

                       [Form of Opinion of Special Counsel


                          to the Banks and the Agents]

                                                                January __, 1998

To the Banks currently party to the
Credit Agreement referred to below and
listed on Schedule 1 attached hereto;
The Chase Manhattan Bank, as Administrative
Agent, Morgan Guaranty Trust Company
of New York, as Syndication Agent and
SunTrust Bank, Atlanta, as Documentation
Agent

Gentlemen:

                  We have acted as your special counsel in connection with the Credit Agreement (the "Credit Agreement") dated as of January 26, 1998, among Sonat Inc. (the "Company"), the Banks named therein and The Chase Manhattan Bank, as Administrative Agent, Morgan Guaranty Trust Company of New York, as Syndication Agent and SunTrust Bank, Atlanta, as Documentation Agent. Terms defined in the Credit Agreement are used herein as defined therein.

                  We have assumed for purposes of our opinion hereinafter set forth that the Credit Agreement has been duly authorized, executed and delivered by the Company, each Bank and each Agent, and that the Company is duly incorporated and validly existing under the laws of the State of Delaware and has full power, authority and legal right to make and perform the Credit Agreement and the Notes and that such execution, delivery and performance by the Company does not contravene its certificate of incorporation or by-laws or violate, or require any consent not obtained under, any applicable law or regulation or any order, writ, injunction or decree of any court or other governmental authority and does not violate, or require any consent not obtained under, any contractual obligation applicable to or binding upon the Company.

                  We have examined (i) a copy of the Credit Agreement signed by the Company, each Bank and each Agent and (ii) a copy of the opinion letter of Hughes Hubbard & Reed LLP, counsel for the Company, addressed to you and dated the date hereof in respect of the Credit Agreement together with the opinion of the Executive Vice President and General Counsel of the Company, attached thereto. We have assumed the genuineness of all signatures, the authenticity of documents submitted to us as originals, the conformity with the originals of all documents submitted to us as certified or photostatic copies, and the authenticity of the originals of such latter documents.

                  Based upon the foregoing and subject to the comments and qualifications set forth below, we are of the opinion that the Credit Agreement constitutes, and the Notes when executed and delivered for value will constitute, valid and binding obligations of the Company enforceable in accordance with their respective terms, except as the foregoing may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing, and except that we express no opinion as to (i) Section 2.06(c) of the Credit Agreement or (ii) the effect of the law of any jurisdiction (other than the State of New York) wherein any Bank (including any of its Applicable Lending Offices) may be located which limits rates of interest which may be charged or collected by such Bank. In addition, we express no opinion as to whether a Federal or state court outside of the State of New York would give effect to the choice of New York law provided for in the Credit Agreement and the Notes.

                  In connection with the above, we wish to point out that provisions of the Credit Agreement which permit either Agent or any Bank to take action or make determinations, or to benefit from indemnities and similar undertakings of the Company, may be subject to a requirement that such action be taken or such determinations be made, and that any action or inaction by an Agent or a Bank which may give rise to a request for payment under such an undertaking be taken or not taken, on a reasonable basis and in good faith.

                  We are members of the Bar of the State of New York and do not herein intend to express any opinion as to any matters governed by any laws other than the law of the State of New York and the Federal law of the United States of America.

                  This opinion is rendered to you in connection with the above described transactions. This opinion may not be relied upon by you for any other purpose, or relied upon by, or furnished to, any other person, firm or corporation without our prior written consent.

                                        Very truly yours,

                                                                       EXHIBIT D



                      [Form of Money Market Quote Request]
                                                 [Date]

To:   [Bank]

From: Sonat Inc.

Re:   Money Market Quote Request

                  Pursuant to Section 1.02 of the Credit Agreement (the "Credit Agreement") dated as of January 26, 1998, among Sonat Inc., the banks named therein and The Chase Manhattan Bank, as Administrative Agent, Morgan Guaranty Trust Company of New York, as Syndication Agent and SunTrust Bank, Atlanta, as Documentation Agent, we hereby give notice that we request Money Market Quotes for the following proposed Money Market Borrowing(s):

      Borrowing         Quotation                                     Interest
         Date           Date [*1]          Amount [*2]               Period [*3]
      ---------         ---------          -----------               -----------



                  Money Market Quotes responding to this Money Market Quote Request must be submitted to us not later than [time and date] [*4].

                  Terms used herein have the meanings assigned to them in the Credit Agreement.

                                        SONAT INC.



                                        By
                                             -----------------------------------
                                             Title:




-----------------------------------

*        All numbered footnotes appear on last page of this Exhibit.

[1] For use if a Money Market Rate in a Set Rate Auction is requested to be submitted before the Borrowing Date.

[2]      Each amount must be $25,000,000 or a larger multiple of $5,000,000.

[3] A period of up to 180 days after the making of such Set Rate Loan and ending on a Business Day.

[4]      Insert time and date determined pursuant to Section 1.02(c)(i).

                                                                       EXHIBIT E



                          [Form of Money Market Quote]

To:      Sonat Inc.

Attention:

Re:      Money Market Quote to Sonat Inc.
         (the "Borrower")

                  This Money Market Quote is given in accordance with Section 1.02(c) of the Credit Agreement (the "Credit Agreement") dated as of January 26, 1998, among the Borrower, the banks named therein and The Chase Manhattan Bank, as Administrative Agent, Morgan Guaranty Trust Company of New York, as Syndication Agent and SunTrust Bank, Atlanta, as Documentation Agent. Terms defined in the Credit Agreement are used herein as defined therein.

                  In response to the Borrower's invitation dated ____________, 19__, we hereby make the following Money Market Quote(s) on the following terms:

                           1. Quoting Bank:

                           2. Person to contact at Quoting Bank:

                           3. We hereby offer to make Money Market Loan(s) in
                  the following principal amount[s], for the following Interest Period(s) and at the following rate(s):

     Borrowing        Quotation                               Interest
        Date          Date [*1]         Amount [*2]          Period [*3]        Rate [*4]
     ---------        ---------         -----------          -----------        ---------


                  We understand and agree that the offer(s) set forth above, subject to the satisfaction of the applicable conditions set forth in the Credit Agreement, irrevocably obligate[s] us to make the Money Market Loan(s) for which any offer(s) (is/are) accepted, in whole or in part (subject to the third sentence of Section 1.02(d) of the Credit Agreement).

                                        Very truly yours,

                                        [Name of Bank]



                                        By
                                             -----------------------------------
                                             Authorized Officer

Dated: ____________,

-----------------------------------

*    All numbered footnotes appear on last page of this Exhibit.

[1]  As specified in the related Money Market Quote Request.

[2] The principal amount bid for each Interest Period may not exceed the principal amount requested. Bids must be made for at least $5,000,000 or a larger multiple of $1,000,000.

[3] A period of up to 180 days after the making of such Set Rate Loan and ending on a Business Day, as specified in the related Money Market Quote Request.

[4]  Specify rate of interest per annum (rounded to the nearest 1/10,000 of 1%).










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
                                                                       EXHIBIT F



                         [FORM OF DESIGNATION AGREEMENT]

                          Dated _______________, 199___



                  Reference is made to the Credit Agreement dated as of January 26, 1998 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") among Sonat Inc., a Delaware corporation (the "Company"), the Banks parties thereto, The Chase Manhattan Bank, as Administrative Agent, Morgan Guaranty Trust Company of New York, as Syndication Agent, and SunTrust Bank, Atlanta, as Documentation Agent. Terms defined in the Credit Agreement are used herein with the same meaning unless otherwise define herein.

                  [NAME OF DESIGNOR] (the "Designor"), [NAME OF DESIGNEE] (the "Designee"), the Agent and the Borrower agree as follows:

                  1. The Designor hereby designates the Designee, and the Designee hereby accepts such designation, to have a right to make Money Market Loans pursuant to Section 1.02 of the Credit Agreement. Any assignment by Designor to Designee of its rights to make a Money Market Loan pursuant to such
Section 1.02 shall be effective at the time of the funding for such Money Market Loan and not before such time.

                  2. The Designor makes no representation or warranty and assumes no responsibility pursuant to this Designation Agreement with respect to
(a) any statements, warranties or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other instrument and document furnished pursuant thereto and (b) the financial condition of the Company or the performance or observance by the Company of its obligations under the Credit Agreement or any other instrument or document furnished pursuant thereto. (It is acknowledged that the Designor may make representations and warranties of the type described above in other agreements to which the Designor is a party.)

                  3. The Designee (a) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in Section 6.03 of the Credit Agreement and such other documents and information as it has deemed appropriate to make its own independent credit analysis and decision to enter into this Designation Agreement; (b) agrees that it will, independently and without reliance upon any Agent, the Designor or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (c) confirms that it is an SPC;
(d) appoint and authorizes the Agents to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement as are delegated to the Agents by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; and (e) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Bank.

                  4. The Designee hereby appoints Designor (in Designor's capacity as a the designating lender and not as the referral bank) as Designee's agent and attorney in fact, and grants to Designor an irrevocable power of attorney, to deliver and receive all communications and notices under the Credit Agreement and to exercise on Designee's behalf all rights to vote and to grant and made approvals, waivers, consents or amendment to or under the Credit Agreement. Any document executed by the Designor on the Designee's behalf in connection with the Credit Agreement shall be binding on the Designee. The Company, the Agent and each of the Banks may rely on and are beneficiaries of the preceding provisions.

                  5. Following the execution of this Designation Agreement by the Designor and its Designee, it will be delivered to Chase for acceptance and recording by Chase. The effective date for this Designation Agreement (the "Effective Date") shall be the date of acceptance hereof by Chase, unless otherwise specified on the signature page thereto.

                  6. The Designor unconditionally agrees to pay or reimburse the Designee and save the Designee harmless against all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed or asserted by any of the parties to the Credit Agreement against the Designee, in its capacity as such, in any way relating to or arising out of this Designation Agreement or any action taken or omitted by the Designee hereunder or thereunder, provided that the Designor shall not be liable for any portion of such liabilities, obligations, losses, damage, penalties, actions, judgments, suits, costs, expenses or disbursements if the same results from the Designee's gross negligence or willful misconduct.

                  7. Upon such acceptance and recording by Chase, as of the Effective Date, the Designee shall be a party to the Credit Agreement with a right to make Money Market Loans as a Bank pursuant to Section 1.02 of the Credit Agreement and the rights and obligations of a Bank related thereto.

                  8. This Designation Agreement shall be governed by, and construed in accordance with, the laws of the New York.

                  9. This Designation Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Designation Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Designation Agreement.

                  IN WITNESS WHEREOF, the Designor and the Designee, intending to be legally bound, have caused this Designation Agreement to be executed by their officers thereunto duly authorized as of the date first above written.

Effective Date(1): _______________, ____, 199__


                                        [NAME OF DESIGNOR], as Designor


                                        By:________________________________
                                        Title:_____________________________


                                        [NAME OF DESIGNEE], as Designee


                                        By:________________________________
                                        Title:_____________________________


                                        Applicable Lending Office (and address
                                        for notices):

                                                     [ADDRESS]



Accepted this _____ day
of _______________, 199__


THE CHASE MANHATTAN BANK,                                   SONAT INC.
as Agent


By: ____________________________        By:________________________________
Title: _________________________        Title:_____________________________




--------------------
1. This date should be no earlier than five Business Days after the delivery of this Designation Agreement to the Agent.


                                       3